Supplemental Information
Fourth Quarter 2011

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Income statement
Net interest income	$44,616	$51,523	$10,701	$10,490	$11,246	$12,179	$12,439
Noninterest income	48,838	58,697	14,187	17,963	1,990	14,698	9,959
Total revenue, net of interest expense	93,454	110,220	24,888	28,453	13,236	26,877	22,398
Provision for credit losses	13,410	28,435	2,934	3,407	3,255	3,814	5,129
Goodwill impairment	3,184	12,400	581	—	2,603	—	2,000
Merger and restructuring charges	638	1,820	101	176	159	202	370
All other noninterest expense (1)	76,452	68,888	18,840	17,437	20,094	20,081	18,494
Income tax expense (benefit)	(1,676)	915	441	1,201	(4,049)	731	(2,351)
Net income (loss)	1,446	(2,238)	1,991	6,232	(8,826)	2,049	(1,244)
Preferred stock dividends	1,361	1,357	407	343	301	310	321
Net income (loss) applicable to common shareholders	85	(3,595)	1,584	5,889	(9,127)	1,739	(1,565)
Diluted earnings (loss) per common share (2)	0.01	(0.37)	0.15	0.56	(0.90)	0.17	(0.16)
Average diluted common shares issued and outstanding (2)	10,254,824	9,790,472	11,124,523	10,464,395	10,094,928	10,181,351	10,036,575
Dividends paid per common share	$0.04	$0.04	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.06%	n/m	0.36%	1.07%	n/m	0.36%	n/m
Return on average common shareholders' equity	0.04	n/m	3.00	11.40	n/m	3.29	n/m
Return on average tangible common shareholders' equity (3)	0.06	n/m	4.72	18.30	n/m	5.28	n/m
Return on average tangible shareholders' equity (3)	0.96	n/m	5.20	17.03	n/m	5.54	n/m

At period end
Book value per share of common stock	$20.09	$20.99	$20.09	$20.80	$20.29	$21.15	$20.99
Tangible book value per share of common stock (3)	12.95	12.98	12.95	13.22	12.65	13.21	12.98
Market price per share of common stock:
Closing price	$5.56	$13.34	$5.56	$6.12	$10.96	$13.33	$13.34
High closing price for the period	15.25	19.48	7.35	11.09	13.72	15.25	13.56
Low closing price for the period	4.99	10.95	4.99	6.06	10.50	13.33	10.95
Market capitalization	58,580	134,536	58,580	62,023	111,060	135,057	134,536

Number of banking centers - U.S.	5,702	5,856	5,702	5,715	5,742	5,805	5,856
Number of branded ATMs - U.S.	17,756	17,926	17,756	17,752	17,817	17,886	17,926
Full-time equivalent employees	284,635	288,471	284,635	290,509	287,839	288,062	288,471

(1)	Excludes merger and restructuring charges and goodwill impairment charges.

(2)
Due to a net loss applicable to common shareholders for the second quarter of 2011, the fourth quarter of 2010 and for the year ended December 31, 2010, no dilutive potential common shares were included in the calculations of diluted earnings per share and average diluted common shares because they were antidilutive.

(3)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-47.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions, except per share information)

Fully taxable-equivalent basis data (1)

	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Net interest income	$45,588	$52,693	$10,959	$10,739	$11,493	$12,397	$12,709
Total revenue, net of interest expense	94,426	111,390	25,146	28,702	13,483	27,095	22,668
Net interest yield (2)	2.48%	2.78%	2.45%	2.32%	2.50%	2.67%	2.69%
Efficiency ratio	85.01	74.61	77.64	61.37	n/m	74.86	92.04

Performance ratios, excluding goodwill impairment charges (3, 4)

	Year Ended December 31		Fourth Quarter 2011		Second Quarter 2011		Fourth Quarter 2010
	2011	2010
Per common share information
Earnings (loss)	$0.32	$0.87	$0.21		$(0.65)		$0.04
Diluted earnings (loss)	0.32	0.86	0.20		(0.65)		0.04
Efficiency ratio (1)	81.64%	63.48%	75.33%		n/m		83.22%
Return on average assets	0.20	0.42	0.46		n/m		0.13
Return on average common shareholders’ equity	1.54	4.14	4.10		n/m		0.79
Return on average tangible common shareholders’ equity	2.46	7.03	6.46		n/m		1.27
Return on average tangible shareholders’ equity	3.08	7.11	6.72		n/m		1.96

(1)
Fully taxable-equivalent basis is a non-GAAP financial measure. Fully taxable-equivalent basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-47.)

(2)
Calculation includes fees earned on overnight deposits placed with the Federal Reserve of $186 million and $368 million for the years ended December 31, 2011 and 2010; $36 million, $38 million, $49 million and $63 million for the fourth, third, second and first quarters of 2011, and $63 million for the fourth quarter of 2010, respectively. For more information, see Quarterly and Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 9-10 and 11-12.

(3)
Performance ratios, excluding goodwill impairment charges, are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-47.)

(4)	There were no goodwill impairment charges for the third and first quarters of 2011.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Interest income
Loans and leases	$44,966	$50,996	$10,512	$11,205	$11,320	$11,929	$12,149
Debt securities	9,521	11,667	2,235	1,729	2,675	2,882	3,029
Federal funds sold and securities borrowed or purchased under agreements to resell	2,147	1,832	449	584	597	517	486
Trading account assets	5,961	6,841	1,297	1,500	1,538	1,626	1,661
Other interest income	3,641	4,161	920	835	918	968	965
Total interest income	66,236	75,497	15,413	15,853	17,048	17,922	18,290
Interest expense
Deposits	3,002	3,997	616	704	843	839	894
Short-term borrowings	4,599	3,699	921	1,153	1,341	1,184	1,142
Trading account liabilities	2,212	2,571	411	547	627	627	561
Long-term debt	11,807	13,707	2,764	2,959	2,991	3,093	3,254
Total interest expense	21,620	23,974	4,712	5,363	5,802	5,743	5,851
Net interest income	44,616	51,523	10,701	10,490	11,246	12,179	12,439

Noninterest income
Card income	7,184	8,108	1,478	1,911	1,967	1,828	2,127
Service charges	8,094	9,390	1,982	2,068	2,012	2,032	2,036
Investment and brokerage services	11,826	11,622	2,694	3,022	3,009	3,101	2,879
Investment banking income	5,217	5,520	1,013	942	1,684	1,578	1,590
Equity investment income	7,360	5,260	3,227	1,446	1,212	1,475	1,512
Trading account profits	6,697	10,054	280	1,604	2,091	2,722	995
Mortgage banking income (loss)	(8,830)	2,734	2,119	1,617	(13,196)	630	(1,419)
Insurance income	1,346	2,066	143	190	400	613	598
Gains on sales of debt securities	3,374	2,526	1,192	737	899	546	872
Other income (loss)	6,869	2,384	140	4,511	1,957	261	(1,114)
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(360)	(2,174)	(127)	(114)	(63)	(111)	(612)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	61	1,207	46	29	18	23	495
Net impairment losses recognized in earnings on available-for-sale debt securities	(299)	(967)	(81)	(85)	(45)	(88)	(117)
Total noninterest income	48,838	58,697	14,187	17,963	1,990	14,698	9,959
Total revenue, net of interest expense	93,454	110,220	24,888	28,453	13,236	26,877	22,398

Provision for credit losses	13,410	28,435	2,934	3,407	3,255	3,814	5,129

Noninterest expense
Personnel	36,965	35,149	8,761	8,865	9,171	10,168	8,800
Occupancy	4,748	4,716	1,131	1,183	1,245	1,189	1,212
Equipment	2,340	2,452	525	616	593	606	607
Marketing	2,203	1,963	523	556	560	564	484
Professional fees	3,381	2,695	1,032	937	766	646	883
Amortization of intangibles	1,509	1,731	365	377	382	385	420
Data processing	2,652	2,544	688	626	643	695	662
Telecommunications	1,553	1,416	386	405	391	371	366
Other general operating	21,101	16,222	5,429	3,872	6,343	5,457	5,060
Goodwill impairment	3,184	12,400	581	—	2,603	—	2,000
Merger and restructuring charges	638	1,820	101	176	159	202	370
Total noninterest expense	80,274	83,108	19,522	17,613	22,856	20,283	20,864
Income (loss) before income taxes	(230)	(1,323)	2,432	7,433	(12,875)	2,780	(3,595)
Income tax expense (benefit)	(1,676)	915	441	1,201	(4,049)	731	(2,351)
Net income (loss)	$1,446	$(2,238)	$1,991	$6,232	$(8,826)	$2,049	$(1,244)
Preferred stock dividends	1,361	1,357	407	343	301	310	321
Net income (loss) applicable to common shareholders	$85	$(3,595)	$1,584	$5,889	$(9,127)	$1,739	$(1,565)

Per common share information
Earnings (loss)	$0.01	$(0.37)	$0.15	$0.58	$(0.90)	$0.17	$(0.16)
Diluted earnings (loss) (1)	0.01	(0.37)	0.15	0.56	(0.90)	0.17	(0.16)
Dividends paid	0.04	0.04	0.01	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,142,625	9,790,472	10,281,397	10,116,284	10,094,928	10,075,875	10,036,575
Average diluted common shares issued and outstanding (1)	10,254,824	9,790,472	11,124,523	10,464,395	10,094,928	10,181,351	10,036,575

(1)
Due to a net loss applicable to common shareholders for the second quarter of 2011, the fourth quarter of 2010, and for the year ended December 31, 2010, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2011	September 30 2011	December 31 2010
Assets
Cash and cash equivalents	$120,102	$82,865	$108,427
Time deposits placed and other short-term investments	26,004	18,330	26,433
Federal funds sold and securities borrowed or purchased under agreements to resell	211,183	249,998	209,616
Trading account assets	169,319	176,398	194,671
Derivative assets	73,023	79,044	73,000
Debt securities:
Available-for-sale	276,151	324,267	337,627
Held-to-maturity, at cost	35,265	26,458	427
Total debt securities	311,416	350,725	338,054
Loans and leases	926,200	932,531	940,440
Allowance for loan and lease losses	(33,783)	(35,082)	(41,885)
Loans and leases, net of allowance	892,417	897,449	898,555
Premises and equipment, net	13,637	13,552	14,306
Mortgage servicing rights (includes $7,378, $7,880 and $14,900 measured at fair value)	7,510	8,037	15,177
Goodwill	69,967	70,832	73,861
Intangible assets	8,021	8,764	9,923
Loans held-for-sale	13,762	23,085	35,058
Customer and other receivables	66,999	89,302	85,704
Other assets	145,686	151,247	182,124
Total assets	$2,129,046	$2,219,628	$2,264,909

Assets of consolidated VIEs included in total assets above (substantially all pledged as collateral)
Trading account assets	$8,595	$8,911	$19,627
Derivative assets	1,634	1,611	2,027
Available-for-sale debt securities	—	256	2,601
Loans and leases	140,194	146,023	145,469
Allowance for loan and lease losses	(5,066)	(5,661)	(8,935)
Loans and leases, net of allowance	135,128	140,362	136,534
Loans held-for-sale	1,635	3,904	1,953
All other assets	4,769	5,414	7,086
Total assets of consolidated VIEs	$151,761	$160,458	$169,828

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	December 31 2011	September 30 2011	December 31 2010
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$332,228	$321,253	$285,200
Interest-bearing	624,814	629,176	645,713
Deposits in non-U.S. offices:
Noninterest-bearing	6,839	6,581	6,101
Interest-bearing	69,160	84,343	73,416
Total deposits	1,033,041	1,041,353	1,010,430
Federal funds purchased and securities loaned or sold under agreements to repurchase	214,864	248,116	245,359
Trading account liabilities	60,508	68,026	71,985
Derivative liabilities	59,520	59,304	55,914
Commercial paper and other short-term borrowings	35,698	33,869	59,962
Accrued expenses and other liabilities (includes $714, $790 and $1,188 of reserve for unfunded lending commitments)	123,049	139,743	144,580
Long-term debt	372,265	398,965	448,431
Total liabilities	1,898,945	1,989,376	2,036,661
Shareholders’ equity
Preferred stock, $0.01 par value; authorized -100,000,000 shares; issued and outstanding - 3,689,084, 3,993,660 and 3,943,660 shares	18,397	19,480	16,562
Common stock and additional paid-in capital, $0.01 par value; authorized - 12,800,000,000, 12,800,000,000 and 12,800,000,000 shares; issued and outstanding - 10,535,937,957, 10,134,431,514 and 10,085,154,806 shares	156,621	153,801	150,905
Retained earnings	60,520	59,043	60,849
Accumulated other comprehensive (loss)	(5,437)	(2,071)	(66)
Other	—	(1)	(2)
Total shareholders’ equity	230,101	230,252	228,248
Total liabilities and shareholders’ equity	$2,129,046	$2,219,628	$2,264,909

Liabilities of consolidated VIEs included in total liabilities above
Commercial paper and other short-term borrowings	$5,777	$6,208	$6,742
Long-term debt	49,054	56,361	71,013
All other liabilities	1,112	1,115	9,141
Total liabilities of consolidated VIEs	$55,943	$63,684	$86,896

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    6

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
Risk-based capital (1):
Tier 1 common	$126,690	$117,658	$114,684	$123,882	$125,139
Tier 1 capital	159,232	156,074	153,134	162,295	163,626
Total capital	215,101	215,596	217,986	229,094	229,594
Risk-weighted assets	1,284,467	1,359,564	1,392,747	1,433,377	1,455,951
Tier 1 common equity ratio (2)	9.86%	8.65%	8.23%	8.64%	8.60%
Tier 1 capital ratio	12.40	11.48	11.00	11.32	11.24
Total capital ratio	16.75	15.86	15.65	15.98	15.77
Tier 1 leverage ratio	7.53	7.11	6.86	7.25	7.21
Tangible equity ratio (3)	7.54	7.16	6.63	6.85	6.75
Tangible common equity ratio (3)	6.64	6.25	5.87	6.10	5.99

(1)	Reflects preliminary data for current period risk-based capital.

(2)	Tier 1 common equity ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(3)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 45-47.)

Capital Management
$225,000
$210,000
$195,000
$180,000
$165,000
$150,000
$135,000
$120,000
$105,000
$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$-
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
11.24%
11.32%
11.00%
11.48%
12.40%
$163,626
$162,295
$153,134
$156,074
$159,232
8.60%
8.64%
8.23%
8.65%
9.86%
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Tier 1 capital
Tier 1 capital ratio
Tier 1 common equity ratio

*Preliminary data on risk-based capital

Outstanding Common Stock
No common shares were repurchased in the fourth quarter of 2011.
There is no existing Board authorized share repurchase program.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    7

Bank of America Corporation and Subsidiaries
Core Net Interest Income
(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Net interest income (1)
As reported (2)	$45,588	$52,693	$10,959	$10,739	$11,493	$12,397	$12,709
Impact of market-based net interest income (3)	(3,813)	(4,430)	(898)	(950)	(914)	(1,051)	(1,150)
Core net interest income	$41,775	$48,263	$10,061	$9,789	$10,579	$11,346	$11,559

Average earning assets (4)
As reported	$1,834,659	$1,897,573	$1,783,986	$1,841,135	$1,844,525	$1,869,863	$1,883,539
Impact of market-based earning assets (3)	(448,776)	(512,804)	(416,860)	(447,560)	(461,775)	(469,503)	(481,629)
Core average earning assets	$1,385,883	$1,384,769	$1,367,126	$1,393,575	$1,382,750	$1,400,360	$1,401,910

Net interest yield contribution (1, 4)
As reported (2)	2.48%	2.78%	2.45%	2.32%	2.50%	2.67%	2.69%
Impact of market-based activities (3)	0.53	0.71	0.49	0.47	0.56	0.59	0.60
Core net interest yield on earning assets	3.01%	3.49%	2.94%	2.79%	3.06%	3.26%	3.29%

(1)	Fully taxable-equivalent basis

(2)
Net interest income and net interest yield include fees earned on overnight deposits placed with the Federal Reserve of $186 million and $368 million for the years ended December 31, 2011 and 2010; $36 million, $38 million, $49 million and $63 million for the fourth, third, second and first quarters of 2011, and $63 million for the fourth quarter of 2010, respectively.

(3)	Represents the impact of market-based amounts included in Global Banking & Markets.

(4)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2011			Third Quarter 2011			Fourth Quarter 2010
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$27,688	$85	1.19%	$26,743	$87	1.31%	$28,141	$75	1.07%
Federal funds sold and securities borrowed or purchased under agreements to resell	237,453	449	0.75	256,143	584	0.90	243,589	486	0.79
Trading account assets	161,848	1,354	3.33	180,438	1,543	3.40	216,003	1,710	3.15
Debt securities (2)	332,990	2,245	2.69	344,327	1,744	2.02	341,867	3,065	3.58
Loans and leases (3):
Residential mortgage (4)	266,144	2,596	3.90	268,494	2,856	4.25	254,051	2,857	4.50
Home equity	126,251	1,207	3.80	129,125	1,238	3.81	139,772	1,410	4.01
Discontinued real estate	14,073	128	3.65	15,923	134	3.36	13,297	118	3.57
U.S. credit card	102,241	2,603	10.10	103,671	2,650	10.14	112,673	3,040	10.70
Non-U.S. credit card	15,981	420	10.41	25,434	697	10.88	27,457	815	11.77
Direct/Indirect consumer (5)	90,861	863	3.77	90,280	915	4.02	91,549	1,088	4.72
Other consumer (6)	2,751	41	6.14	2,795	43	6.07	2,796	45	6.32
Total consumer	618,302	7,858	5.06	635,722	8,533	5.34	641,595	9,373	5.81
U.S. commercial	196,778	1,798	3.63	191,439	1,809	3.75	193,608	1,894	3.88
Commercial real estate (7)	40,673	343	3.34	42,931	360	3.33	51,617	432	3.32
Commercial lease financing	21,278	204	3.84	21,342	240	4.51	21,363	250	4.69
Non-U.S. commercial	55,867	395	2.80	50,598	349	2.73	32,431	289	3.53
Total commercial	314,596	2,740	3.46	306,310	2,758	3.58	299,019	2,865	3.81
Total loans and leases	932,898	10,598	4.52	942,032	11,291	4.77	940,614	12,238	5.18
Other earning assets	91,109	904	3.95	91,452	814	3.54	113,325	923	3.23
Total earning assets (8)	1,783,986	15,635	3.49	1,841,135	16,063	3.47	1,883,539	18,497	3.90
Cash and cash equivalents (1)	94,287	36		102,573	38		136,967	63
Other assets, less allowance for loan and lease losses	329,294			357,746			349,752
Total assets	$2,207,567			$2,301,454			$2,370,258

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on available-for-sale debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)	Includes non-U.S. residential mortgages of $88 million and $91 million in the fourth and third quarters of 2011, and $96 million in the fourth quarter of 2010.

(5)	Includes non-U.S. consumer loans of $8.4 billion and $8.6 billion in the fourth and third quarters of 2011, and $7.9 billion in the fourth quarter of 2010.

(6)
Includes consumer finance loans of $1.7 billion and $1.8 billion in the fourth and third quarters of 2011, and $2.0 billion in the fourth quarter of 2010; other non-U.S. consumer loans of $959 million and $932 million in the fourth and third quarters of 2011, and $791 million in the fourth quarter of 2010; and consumer overdrafts of $107 million in both the fourth and third quarters of 2011, and $34 million in the fourth quarter of 2010.

(7)
Includes U.S. commercial real estate loans of $38.7 billion and $40.7 billion in the fourth and third quarters of 2011, and $49.0 billion in the fourth quarter of 2010, and non-U.S. commercial real estate loans of $1.9 billion and $2.2 billion in the fourth and third quarters of 2011, and $2.6 billion in the fourth quarter of 2010.

(8)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2011	Third Quarter 2011	Fourth Quarter 2010
Federal funds sold and securities borrowed or purchased under agreements to resell	$52	$43	$66
Trading account assets	—	—	(66)
Debt securities	(462)	(1,049)	(20)
U.S. commercial	(17)	(19)	(8)
Non-U.S. commercial	—	—	(1)
Net hedge expenses on assets	$(427)	$(1,025)	$(29)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Fourth Quarter 2011			Third Quarter 2011			Fourth Quarter 2010
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$39,609	$16	0.16%	$41,256	$21	0.19%	$37,145	$35	0.36%
NOW and money market deposit accounts	454,249	192	0.17	473,391	248	0.21	464,531	333	0.28
Consumer CDs and IRAs	103,488	220	0.84	108,359	244	0.89	124,855	338	1.07
Negotiable CDs, public funds and other time deposits	22,413	34	0.60	18,547	5	0.12	16,334	47	1.16
Total U.S. interest-bearing deposits	619,759	462	0.30	641,553	518	0.32	642,865	753	0.46
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	20,454	29	0.55	21,037	34	0.65	16,827	38	0.91
Governments and official institutions	1,466	1	0.36	2,043	2	0.32	1,560	2	0.42
Time, savings and other	57,814	124	0.85	64,271	150	0.93	58,746	101	0.69
Total non-U.S. interest-bearing deposits	79,734	154	0.77	87,351	186	0.85	77,133	141	0.73
Total interest-bearing deposits	699,493	616	0.35	728,904	704	0.38	719,998	894	0.49
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	284,766	921	1.28	303,234	1,152	1.51	369,738	1,142	1.23
Trading account liabilities	70,999	411	2.29	87,841	547	2.47	81,313	561	2.74
Long-term debt	389,557	2,764	2.80	420,273	2,959	2.82	465,875	3,254	2.78
Total interest-bearing liabilities (1)	1,444,815	4,712	1.29	1,540,252	5,362	1.39	1,636,924	5,851	1.42
Noninterest-bearing sources:
Noninterest-bearing deposits	333,038			322,416			287,740
Other liabilities	201,479			216,376			210,069
Shareholders’ equity	228,235			222,410			235,525
Total liabilities and shareholders’ equity	$2,207,567			$2,301,454			$2,370,258
Net interest spread			2.20%			2.08%			2.48%
Impact of noninterest-bearing sources			0.24			0.23			0.18
Net interest income/yield on earning assets (2)		$10,923	2.44%		$10,701	2.31%		$12,646	2.66%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Fourth Quarter 2011	Third Quarter 2011	Fourth Quarter 2010
Consumer CDs and IRAs	$36	$44	$48
Negotiable CDs, public funds and other time deposits	3	3	3
Banks located in non-U.S. countries	8	13	19
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	367	471	402
Long-term debt	(1,177)	(1,162)	(1,144)
Net hedge income on liabilities	$(763)	$(631)	$(672)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation's Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    10

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis
(Dollars in millions)
	2011			2010
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$28,242	$366	1.29%	$27,419	$292	1.06%
Federal funds sold and securities borrowed or purchased under agreements to resell	245,069	2,147	0.88	256,943	1,832	0.71
Trading account assets	187,340	6,142	3.28	213,745	7,050	3.30
Debt securities (2)	337,120	9,602	2.85	323,946	11,850	3.66
Loans and leases (3):
Residential mortgage (4)	265,546	11,096	4.18	245,727	11,736	4.78
Home equity	130,781	5,041	3.85	145,860	5,990	4.11
Discontinued real estate	14,730	501	3.40	13,830	527	3.81
U.S. credit card	105,478	10,808	10.25	117,962	12,644	10.72
Non-U.S. credit card	24,049	2,656	11.04	28,011	3,450	12.32
Direct/Indirect consumer (5)	90,163	3,716	4.12	96,649	4,753	4.92
Other consumer (6)	2,760	176	6.39	2,927	186	6.34
Total consumer	633,507	33,994	5.37	650,966	39,286	6.04
U.S. commercial	192,524	7,360	3.82	195,895	7,909	4.04
Commercial real estate (7)	44,406	1,522	3.43	59,947	2,000	3.34
Commercial lease financing	21,383	1,001	4.68	21,427	1,070	4.99
Non-U.S. commercial	46,276	1,382	2.99	30,096	1,091	3.62
Total commercial	304,589	11,265	3.70	307,365	12,070	3.93
Total loans and leases	938,096	45,259	4.82	958,331	51,356	5.36
Other earning assets	98,792	3,506	3.55	117,189	3,919	3.34
Total earning assets (8)	1,834,659	67,022	3.65	1,897,573	76,299	4.02
Cash and cash equivalents (1)	112,616	186		174,621	368
Other assets, less allowance for loan and lease losses	349,047			367,412
Total assets	$2,296,322			$2,439,606

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield in the table are calculated excluding these fees.

(2)	Yields on available-for-sale debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)	Includes non-U.S. residential mortgages of $91 million and $410 million in 2011 and 2010.

(5)	Includes non-U.S. consumer loans of $8.5 billion and $7.9 billion in 2011 and 2010.

(6)
Includes consumer finance loans of $1.8 billion and $2.1 billion, other non-U.S. consumer loans of $878 million and $731 million, and consumer overdrafts of $93 million and $111 million in 2011 and 2010.

(7)	Includes U.S. commercial real estate loans of $42.1 billion and $57.3 billion and non-U.S. commercial real estate loans of $2.3 billion and $2.7 billion in 2011 and 2010.

(8)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2011	2010
Time deposits placed and other short-term investments	$—	$(1)
Federal funds sold and securities borrowed or purchased under agreements to resell	193	294
Trading account assets	(158)	(213)
Debt securities	(2,554)	(1,406)
U.S. commercial	(58)	(92)
Non-U.S. commercial	(2)	(1)
Net hedge expenses on assets	$(2,579)	$(1,419)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    11

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	2011			2010
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$40,364	$100	0.25%	$36,649	$157	0.43%
NOW and money market deposit accounts	470,519	1,060	0.23	441,589	1,405	0.32
Consumer CDs and IRAs	110,922	1,045	0.94	142,648	1,723	1.21
Negotiable CDs, public funds and other time deposits	17,227	120	0.70	17,683	226	1.28
Total U.S. interest-bearing deposits	639,032	2,325	0.36	638,569	3,511	0.55
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	20,563	138	0.67	18,102	144	0.80
Governments and official institutions	1,985	7	0.35	3,349	10	0.28
Time, savings and other	61,851	532	0.86	55,059	332	0.60
Total non-U.S. interest-bearing deposits	84,399	677	0.80	76,510	486	0.64
Total interest-bearing deposits	723,431	3,002	0.42	715,079	3,997	0.56
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	324,269	4,599	1.42	430,329	3,699	0.86
Trading account liabilities	84,689	2,212	2.61	91,669	2,571	2.80
Long-term debt	421,229	11,807	2.80	490,497	13,707	2.79
Total interest-bearing liabilities (1)	1,553,618	21,620	1.39	1,727,574	23,974	1.39
Noninterest-bearing sources:
Noninterest-bearing deposits	312,371			273,507
Other liabilities	201,238			205,290
Shareholders’ equity	229,095			233,235
Total liabilities and shareholders’ equity	$2,296,322			$2,439,606
Net interest spread			2.26%			2.63%
Impact of noninterest-bearing sources			0.21			0.13
Net interest income/yield on earning assets (2)		$45,402	2.47%		$52,325	2.76%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2011	2010
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	173	187
Negotiable CDs, public funds and other time deposits	13	13
Banks located in non-U.S. countries	55	72
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	1,794	728
Long-term debt	(4,674)	(4,490)
Net hedge income on liabilities	$(2,640)	$(3,491)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation's Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    12

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$43,433	$242	$(811)	$42,864
Mortgage-backed securities:
Agency	138,073	4,511	(21)	142,563
Agency collateralized mortgage obligations	44,392	774	(167)	44,999
Non-agency residential	14,948	301	(482)	14,767
Non-agency commercial	4,894	629	(1)	5,522
Non-U.S. securities	4,872	62	(14)	4,920
Corporate bonds	2,993	79	(37)	3,035
Other taxable securities (1)	12,889	49	(60)	12,878
Total taxable securities	$266,494	$6,647	$(1,593)	$271,548
Tax-exempt securities	4,678	15	(90)	4,603
Total available-for-sale debt securities	$271,172	$6,662	$(1,683)	$276,151
Held-to-maturity debt securities	35,265	181	(4)	35,442
Total debt securities	$306,437	$6,843	$(1,687)	$311,593
Available-for-sale marketable equity securities (2)	$65	$10	$(7)	$68

	September 30, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$59,905	$874	$(748)	$60,031
Mortgage-backed securities:
Agency	155,008	5,106	(35)	160,079
Agency collateralized mortgage obligations	52,197	1,156	(115)	53,238
Non-agency residential	17,707	394	(507)	17,594
Non-agency commercial	5,968	634	(3)	6,599
Non-U.S. securities	4,914	61	(12)	4,963
Corporate bonds	3,982	149	(15)	4,116
Other taxable securities (1)	12,444	51	(27)	12,468
Total taxable securities	$312,125	$8,425	$(1,462)	$319,088
Tax-exempt securities	5,299	16	(136)	5,179
Total available-for-sale debt securities	$317,424	$8,441	$(1,598)	$324,267
Held-to-maturity debt securities	26,458	88	(38)	26,508
Total debt securities	$343,882	$8,529	$(1,636)	$350,775
Available-for-sale marketable equity securities (2)	$3,880	$2,715	$(25)	$6,570

(1)	Substantially all asset-backed securities.

(2)	Classified in other assets on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    13

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Fourth Quarter 2011
	Total Corporation	Deposits	Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other

Net interest income (1)	$10,959	$1,998	$2,765	$809	$1,756	$1,733	$1,495	$403
Noninterest income	14,187	1,082	1,295	2,467	800	1,989	2,669	3,885
Total revenue, net of interest expense	25,146	3,080	4,060	3,276	2,556	3,722	4,164	4,288
Provision for credit losses	2,934	57	1,138	1,001	(146)	(27)	118	793
Noninterest expense	19,522	2,798	1,393	4,596	1,039	4,287	3,649	1,760
Income (loss) before income taxes	2,690	225	1,529	(2,321)	1,663	(538)	397	1,735
Income tax expense (benefit) (1)	699	84	507	(862)	615	(105)	148	312
Net income (loss)	$1,991	$141	$1,022	$(1,459)	$1,048	$(433)	$249	$1,423

Average
Total loans and leases	$932,898	n/m	$121,124	$116,993	$187,905	$130,640	$102,708	$272,807
Total assets (2)	2,207,567	$441,629	127,543	171,763	303,820	694,727	284,418	183,667
Total deposits	1,032,531	417,110	n/m	n/m	176,010	115,267	249,814	46,057
Period end
Total loans and leases	$926,200	n/m	$120,669	$112,359	$188,262	$133,126	$103,459	$267,621
Total assets (2)	2,129,046	$445,680	127,636	163,712	289,985	637,754	283,844	180,435
Total deposits	1,033,041	421,871	n/m	n/m	176,941	122,296	253,029	32,870

	Third Quarter 2011
	Total Corporation	Deposits	Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Net interest income (1)	$10,739	$1,987	$2,822	$923	$1,743	$1,846	$1,411	$7
Noninterest income	17,963	1,132	1,683	1,899	790	3,376	2,819	6,264
Total revenue, net of interest expense	28,702	3,119	4,505	2,822	2,533	5,222	4,230	6,271
Provision for credit losses	3,407	52	1,037	918	(150)	15	162	1,373
Noninterest expense	17,613	2,627	1,457	3,852	1,018	4,480	3,516	663
Income (loss) before income taxes	7,682	440	2,011	(1,948)	1,665	727	552	4,235
Income tax expense (benefit) (1)	1,450	164	748	(811)	615	1,029	205	(500)
Net income (loss)	$6,232	$276	$1,263	$(1,137)	$1,050	$(302)	$347	$4,735

Average
Total loans and leases	$942,032	n/m	$123,547	$120,079	$188,037	$120,143	$102,785	$286,753
Total assets (2)	2,301,454	$447,053	129,183	182,843	299,542	748,289	290,764	203,780
Total deposits	1,051,320	422,331	n/m	n/m	173,837	121,389	255,658	52,855
Period end
Total loans and leases	$932,531	n/m	$122,223	$119,823	$188,650	$124,527	$102,361	$274,269
Total assets (2)	2,219,628	$448,906	128,759	188,769	284,897	686,035	280,686	201,576
Total deposits	1,041,353	424,267	n/m	n/m	171,297	115,724	251,027	52,947

	Fourth Quarter 2010
	Total Corporation	Deposits	Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Net interest income (1)	$12,709	$2,006	$3,412	$1,124	$1,865	$1,989	$1,425	$888
Noninterest income (loss)	9,959	997	1,945	(644)	749	3,375	2,736	801
Total revenue, net of interest expense	22,668	3,003	5,357	480	2,614	5,364	4,161	1,689
Provision for credit losses	5,129	41	1,846	1,198	(136)	(112)	155	2,137
Noninterest expense	20,864	3,270	1,463	5,980	1,061	4,321	3,489	1,280
Income (loss) before income taxes	(3,325)	(308)	2,048	(6,698)	1,689	1,155	517	(1,728)
Income tax expense (benefit) (1)	(2,081)	(108)	759	(1,761)	636	486	198	(2,291)
Net income (loss)	$(1,244)	$(200)	$1,289	$(4,937)	$1,053	$669	$319	$563

Average
Total loans and leases	$940,614	n/m	$136,738	$124,933	$195,293	$100,606	$100,306	$282,125
Total assets (2)	2,370,258	$438,346	136,715	218,085	314,790	733,732	289,643	238,947
Total deposits	1,007,738	413,150	n/m	n/m	156,672	104,655	246,281	55,301
Period end
Total loans and leases	$940,440	n/m	$137,024	$122,933	$194,038	$99,964	$100,724	$285,087
Total assets (2)	2,264,909	$440,954	138,491	212,412	312,807	653,737	296,251	210,257
Total deposits	1,010,430	415,189	n/m	n/m	161,279	109,691	257,982	40,142

(1)	Fully taxable-equivalent basis

(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    14

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment
(Dollars in millions)
	Year Ended December 31, 2011
	Total Corporation	Deposits	Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Net interest income (1)	$45,588	$8,471	$11,507	$3,207	$7,176	$7,401	$6,046	$1,780
Noninterest income (loss)	48,838	4,218	6,636	(6,361)	3,377	16,217	11,330	13,421
Total revenue, net of interest expense	94,426	12,689	18,143	(3,154)	10,553	23,618	17,376	15,201
Provision for credit losses	13,410	173	3,072	4,524	(634)	(296)	398	6,173
Noninterest expense	80,274	10,633	6,024	21,893	4,234	18,179	14,395	4,916
Income (loss) before income taxes	742	1,883	9,047	(29,571)	6,953	5,735	2,583	4,112
Income tax expense (benefit) (1)	(704)	691	3,259	(10,042)	2,551	2,768	948	(879)
Net income (loss)	$1,446	$1,192	$5,788	$(19,529)	$4,402	$2,967	$1,635	$4,991

Average
Total loans and leases	$938,096	n/m	$126,084	$119,820	$189,415	$116,075	$102,143	$283,890
Total assets (2)	2,296,322	$445,922	130,266	190,367	309,044	725,177	290,357	205,189
Total deposits	1,035,802	421,106	n/m	n/m	169,192	116,088	254,777	49,283
Period end
Total loans and leases	$926,200	n/m	$120,669	$112,359	$188,262	$133,126	$103,459	$267,621
Total assets (2)	2,129,046	$445,680	127,636	163,712	289,985	637,754	283,844	180,435
Total deposits	1,033,041	421,871	n/m	n/m	176,941	122,296	253,029	32,870

	Year Ended December 31, 2010
	Total Corporation	Deposits	Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Net interest income (1)	$52,693	$8,278	$14,413	$4,662	$8,007	$8,000	$5,677	$3,656
Noninterest income	58,697	5,284	7,927	5,667	3,219	19,949	10,612	6,039
Total revenue, net of interest expense	111,390	13,562	22,340	10,329	11,226	27,949	16,289	9,695
Provision for credit losses	28,435	201	10,962	8,490	1,979	(166)	646	6,323
Noninterest expense	83,108	11,196	16,357	14,886	4,130	17,535	13,227	5,777
Income (loss) before income taxes	(153)	2,165	(4,979)	(13,047)	5,117	10,580	2,416	(2,405)
Income tax expense (benefit) (1)	2,085	803	2,001	(4,100)	1,899	4,283	1,076	(3,877)
Net income (loss)	$(2,238)	$1,362	$(6,980)	$(8,947)	$3,218	$6,297	$1,340	$1,472

Average
Total loans and leases	$958,331	n/m	$145,081	$129,234	$203,824	$98,593	$99,269	$281,642
Total assets (2)	2,439,606	$440,030	150,672	224,994	309,326	753,844	267,163	293,577
Total deposits	988,586	414,877	n/m	n/m	148,638	97,858	232,318	67,945
Period end
Total loans and leases	$940,440	n/m	$137,024	$122,933	$194,038	$99,964	$100,724	$285,087
Total assets (2)	2,264,909	$440,954	138,491	212,412	312,807	653,737	296,251	210,257
Total deposits	1,010,430	415,189	n/m	n/m	161,279	109,691	257,982	40,142

(1)	Fully taxable-equivalent basis

(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    15

Bank of America Corporation and Subsidiaries
Deposits Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Net interest income (1)	$8,471	$8,278	$1,998	$1,987	$2,281	$2,205	$2,006
Noninterest income:
Service charges	3,995	5,057	1,036	1,071	965	923	947
All other income	223	227	46	61	55	61	50
Total noninterest income	4,218	5,284	1,082	1,132	1,020	984	997
Total revenue, net of interest expense	12,689	13,562	3,080	3,119	3,301	3,189	3,003

Provision for credit losses	173	201	57	52	31	33	41

Noninterest expense	10,633	11,196	2,798	2,627	2,609	2,599	3,270
Income (loss) before income taxes	1,883	2,165	225	440	661	557	(308)
Income tax expense (benefit) (1)	691	803	84	164	237	206	(108)
Net income (loss)	$1,192	$1,362	$141	$276	$424	$351	$(200)

Net interest yield (1)	2.02%	2.00%	1.91%	1.88%	2.15%	2.14%	1.93%
Return on average equity	5.02	5.62	2.34	4.61	7.20	6.02	n/m
Return on average economic capital (2)	20.66	21.97	9.51	18.78	29.98	25.14	n/m
Efficiency ratio (1)	83.80	82.55	90.84	84.24	79.05	81.49	108.87

Balance sheet
Average
Total earning assets (3)	$419,445	$413,595	$414,905	$420,310	$425,363	$417,218	$411,765
Total assets (3)	445,922	440,030	441,629	447,053	451,554	443,461	438,346
Total deposits	421,106	414,877	417,110	422,331	426,684	418,298	413,150
Allocated equity	23,735	24,222	23,862	23,820	23,612	23,641	24,128
Economic capital (2)	5,786	6,247	5,923	5,873	5,662	5,683	6,161

Period end
Total earning assets (3)	$418,623	$414,215	$418,623	$422,197	$422,646	$429,956	$414,215
Total assets (3)	445,680	440,954	445,680	448,906	449,123	456,248	440,954
Total deposits	421,871	415,189	421,871	424,267	424,579	431,022	415,189

(1)	Fully taxable-equivalent basis

(2)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-47.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    16

Bank of America Corporation and Subsidiaries
Deposits Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Average deposit balances
Checking	$165,064	$150,817	$166,751	$166,304	$166,666	$160,452	$154,333
Savings	37,961	34,773	37,282	38,636	39,209	36,701	35,120
MMS	127,741	121,622	127,719	128,728	128,546	125,941	124,446
CDs and IRAs	87,041	104,444	82,047	85,377	88,912	91,954	95,860
Non-U.S. and other	3,299	3,221	3,311	3,286	3,351	3,250	3,391
Total average deposit balances	$421,106	$414,877	$417,110	$422,331	$426,684	$418,298	$413,150

Deposit spreads (excludes noninterest costs)
Checking	3.28%	3.74%	3.05%	3.21%	3.36%	3.50%	3.60%
Savings	3.27	3.64	3.11	3.25	3.32	3.42	3.51
MMS	1.46	1.18	1.40	1.42	1.46	1.55	1.55
CDs and IRAs	0.39	0.23	0.47	0.40	0.36	0.35	0.32
Non-U.S. and other	3.72	4.26	3.44	3.63	3.83	3.97	4.10
Total deposit spreads	2.12	2.09	2.04	2.10	2.16	2.20	2.20

Client brokerage assets	$66,576	$63,597	$66,576	$61,918	$69,000	$66,703	$63,597

Online banking (end of period)
Active accounts (units in thousands)	29,870	29,345	29,870	29,917	29,660	30,065	29,345
Active billpay accounts (units in thousands)	15,610	14,985	15,610	15,464	15,356	15,345	14,985
Online Only (units in thousands)	14,260	14,359	14,260	14,453	14,305	14,719	14,359

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    17

Bank of America Corporation and Subsidiaries
Card Services Segment Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Net interest income (2)	$11,507	$14,413	$2,765	$2,822	$2,905	$3,015	$3,412
Noninterest income:
Card income	6,286	7,049	1,306	1,720	1,684	1,576	1,843
All other income (loss)	350	878	(11)	(37)	267	131	102
Total noninterest income	6,636	7,927	1,295	1,683	1,951	1,707	1,945
Total revenue, net of interest expense	18,143	22,340	4,060	4,505	4,856	4,722	5,357

Provision for credit losses	3,072	10,962	1,138	1,037	302	595	1,846

Goodwill impairment	—	10,400	—	—	—	—	—
All other noninterest expense	6,024	5,957	1,393	1,457	1,532	1,642	1,463
Income (loss) before income taxes	9,047	(4,979)	1,529	2,011	3,022	2,485	2,048
Income tax expense (2)	3,259	2,001	507	748	1,083	921	759
Net income (loss)	$5,788	$(6,980)	$1,022	$1,263	$1,939	$1,564	$1,289

Net interest yield (2)	9.04%	9.85%	8.97%	8.97%	9.07%	9.16%	9.83%
Return on average equity	27.40	n/m	19.69	24.13	37.01	28.64	21.74
Return on average economic capital (3)	55.08	23.62	40.48	49.31	74.83	55.29	40.28
Efficiency ratio (2)	33.20	73.22	34.29	32.36	31.54	34.77	27.30
Efficiency ratio, excluding goodwill impairment charge (2)	33.20	26.66	34.29	32.36	31.54	34.77	27.30

Balance sheet
Average
Total loans and leases	$126,084	$145,081	$121,124	$123,547	$127,344	$132,473	$136,738
Total earning assets	127,259	146,304	122,376	124,767	128,505	133,539	137,766
Total assets	130,266	150,672	127,543	129,183	130,369	134,054	136,715
Allocated equity	21,128	32,418	20,610	20,755	21,016	22,152	23,518
Economic capital (3)	10,539	14,774	10,061	10,194	10,410	11,512	12,846

Period end
Total loans and leases	$120,669	$137,024	$120,669	$122,223	$125,140	$128,845	$137,024
Total earning assets	121,992	138,072	121,992	123,510	126,323	129,945	138,072
Total assets	127,636	138,491	127,636	128,759	130,717	132,421	138,491

(1) During the third quarter of 2011, as a result of the decision to exit the international consumer card businesses, the Global Card Services business segment was renamed Card Services. The international consumer card business results were moved to All Other and prior periods were reclassified.
(2) Fully taxable-equivalent basis
(3) Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-47.)

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    18

Bank of America Corporation and Subsidiaries
Card Services Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
U.S. Consumer Card (1)
Loans
Average credit card outstandings	$105,478	$117,962	$102,241	$103,671	$106,164	$109,941	$112,673
Ending credit card outstandings	102,291	113,785	102,291	102,803	104,659	107,107	113,785
Credit quality
Net charge-offs	$7,276	$13,027	$1,432	$1,639	$1,931	$2,274	$2,572
	6.90%	11.04%	5.55%	6.28%	7.29%	8.39%	9.05%
30+ delinquency	$3,823	$5,914	$3,823	$4,019	$4,263	$5,093	$5,914
	3.74%	5.20%	3.74%	3.91%	4.07%	4.75%	5.20%
90+ delinquency	$2,070	$3,320	$2,070	$2,128	$2,413	$2,879	$3,320
	2.02%	2.92%	2.02%	2.07%	2.31%	2.68%	2.92%
Other U.S. consumer card indicators
Gross interest yield	10.25%	10.72%	10.10%	10.14%	10.27%	10.47%	10.70%
Risk adjusted margin	5.82	2.42	6.77	6.08	6.23	4.25	4.63
New account growth (in thousands)	3,035	1,814	797	851	730	657	520
Purchase volumes	$192,358	$185,985	$50,901	$48,547	$48,974	$43,936	$49,092

Other Card Services Key Indicators
Debit card data
Debit purchase volumes	$250,545	$234,080	$63,726	$62,774	$64,049	$59,996	$60,866

(1)	U.S. consumer card does not include business card, debit card and consumer lending.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    19

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Net interest income (1)	$3,207	$4,662	$809	$923	$579	$896	$1,124
Noninterest income:
Mortgage banking income (loss)	(8,193)	3,164	2,330	1,800	(13,018)	695	(1,254)
Insurance income (loss)	750	2,061	(3)	23	299	431	484
All other income	1,082	442	140	76	825	41	126
Total noninterest income (loss)	(6,361)	5,667	2,467	1,899	(11,894)	1,167	(644)
Total revenue, net of interest expense	(3,154)	10,329	3,276	2,822	(11,315)	2,063	480

Provision for credit losses	4,524	8,490	1,001	918	1,507	1,098	1,198

Goodwill impairment	2,603	2,000	—	—	2,603	—	2,000
All other noninterest expense	19,290	12,886	4,596	3,852	6,042	4,800	3,980
Loss before income taxes	(29,571)	(13,047)	(2,321)	(1,948)	(21,467)	(3,835)	(6,698)
Income tax benefit (1)	(10,042)	(4,100)	(862)	(811)	(6,948)	(1,421)	(1,761)
Net loss	$(19,529)	$(8,947)	$(1,459)	$(1,137)	$(14,519)	$(2,414)	$(4,937)

Net interest yield (1)	2.07%	2.52%	2.30%	2.45%	1.46%	2.11%	2.48%

Balance sheet
Average
Total loans and leases	$119,820	$129,234	$116,993	$120,079	$121,683	$120,560	$124,933
Total earning assets	154,890	185,344	139,789	149,177	158,674	172,339	180,030
Total assets	190,367	224,994	171,763	182,843	198,030	209,328	218,085
Allocated equity	16,202	26,016	14,757	14,240	17,139	18,736	24,310
Economic capital (2)	14,852	21,214	14,757	14,240	14,437	15,994	19,511

Period end
Total loans and leases	$112,359	$122,933	$112,359	$119,823	$121,553	$118,749	$122,933
Total earning assets	132,381	172,082	132,381	144,831	149,908	166,265	172,082
Total assets	163,712	212,412	163,712	188,769	185,398	204,484	212,412

Period end (in billions)
Mortgage servicing portfolio (3)	$1,763.0	$2,056.8	$1,763.0	$1,917.4	$1,991.3	$2,028.4	$2,056.8

(1)	Fully taxable-equivalent basis

(2)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-47.)

(3)	Servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    20

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Results (1)
(Dollars in millions)
	Year Ended December 31, 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Asset Servicing	Other
Net interest income (2)	$3,207	$1,964	$1,324	$(81)
Noninterest income:
Mortgage banking income (loss)	(8,193)	3,330	(12,176)	653
Insurance income	750	750	—	—
All other income	1,082	959	123	—
Total noninterest income (loss)	(6,361)	5,039	(12,053)	653
Total revenue, net of interest expense	(3,154)	7,003	(10,729)	572
Provision for credit losses	4,524	234	4,290	—
Goodwill impairment	2,603	—	—	2,603
Noninterest expense	19,290	5,649	13,642	(1)
Income (loss) before income taxes	(29,571)	1,120	(28,661)	(2,030)
Income tax expense (benefit) (2)	(10,042)	416	(10,689)	231
Net income (loss)	$(19,529)	$704	$(17,972)	$(2,261)

Balance sheet
Average
Total loans and leases	$119,820	$54,784	$65,036	$—
Total earning assets	154,890	70,612	67,518	16,760
Total assets	190,367	72,785	83,140	34,442
Allocated equity	16,202	n/a	n/a	n/a
Economic capital (3)	14,852	n/a	n/a	n/a

Period end
Total loans and leases	$112,359	$52,369	$59,990	$—
Total earning assets	132,381	58,822	63,331	10,228
Total assets	163,712	61,417	79,023	23,272

	Three Months Ended December 31, 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Asset Servicing	Other
Net interest income (2)	$809	$444	$384	$(19)
Noninterest income:
Mortgage banking income	2,330	727	439	1,164
Insurance loss	(3)	(3)	—	—
All other income	140	100	40	—
Total noninterest income	2,467	824	479	1,164
Total revenue, net of interest expense	3,276	1,268	863	1,145
Provision for credit losses	1,001	63	938	—
Noninterest expense	4,596	1,101	3,496	(1)
Income (loss) before income taxes	(2,321)	104	(3,571)	1,146
Income tax expense (benefit) (2)	(862)	39	(1,327)	426
Net income (loss)	$(1,459)	$65	$(2,244)	$720

Balance sheet
Average
Total loans and leases	$116,993	$54,300	$62,693	$—
Total earning assets	139,789	63,736	65,985	10,068
Total assets	171,763	65,801	82,723	23,239
Allocated equity	14,757	n/a	n/a	n/a
Economic capital (3)	14,757	n/a	n/a	n/a

Period end
Total loans and leases	$112,359	$52,369	$59,990	$—
Total earning assets	132,381	58,822	63,331	10,228
Total assets	163,712	61,417	79,023	23,272

For footnotes see page 22.

This information is preliminary and based on company data available at the time of the presentation.    21

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Results (continued) (1)
(Dollars in millions)
	Three Months Ended September 30, 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Asset Servicing	Other
Net interest income (2)	$923	$473	$472	$(22)
Noninterest income:
Mortgage banking income	1,800	914	526	360
Insurance income	23	23	—	—
All other income	76	38	38	—
Total noninterest income	1,899	975	564	360
Total revenue, net of interest expense	2,822	1,448	1,036	338
Provision for credit losses	918	50	868	—
Noninterest expense	3,852	1,340	2,512	—
Income (loss) before income taxes	(1,948)	58	(2,344)	338
Income tax expense (benefit) (2)	(811)	24	(976)	141
Net income (loss)	$(1,137)	$34	$(1,368)	$197

Balance sheet
Average
Total loans and leases	$120,079	$54,803	$65,276	$—
Total earning assets	149,177	68,765	67,683	12,729
Total assets	182,843	72,453	81,707	28,683
Allocated equity	14,240	n/a	n/a	n/a
Economic capital (3)	14,240	n/a	n/a	n/a

Period end
Total loans and leases	$119,823	$55,170	$64,653	$—
Total earning assets	144,831	66,618	67,548	10,665
Total assets	188,769	80,366	83,831	24,572

(1)
Consumer Real Estate Services includes Home Loans and Legacy Asset Servicing with results of certain mortgage servicing right activities, including net hedge results, together with any related assets or liabilities used as economic hedges and other unallocated assets (e.g. goodwill) included in Other.

(2)	Fully taxable-equivalent basis

(3)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-47.)

n/a = not applicable

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    22

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31				Fourth Quarter 2011		Third Quarter 2011		Second Quarter 2011		First Quarter 2011		Fourth Quarter 2010
	2011		2010
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$14,900		$19,465		$7,881		$12,372		$15,282		$14,900		$12,251
Net additions	760		3,515		(290)		33		176		841		757
Impact of customer payments (1)	(2,621)		(3,759)		(612)		(664)		(639)		(706)		(799)
Other changes in mortgage servicing rights fair value (2)	(5,661)		(4,321)		399		(3,860)		(2,447)		247		2,691
Balance, end of period	$7,378		$14,900		$7,378		$7,881		$12,372		$15,282		$14,900

Capitalized mortgage servicing rights (% of loans serviced for investors)	54	bps	92	bps	54	bps	52	bps	78	bps	95	bps	92	bps
Mortgage loans serviced for investors (in billions)	$1,379		$1,628		$1,379		$1,512		$1,578		$1,610		$1,628

Loan production:
Consumer Real Estate Services
First mortgage	$139,273		$287,236		$18,053		$30,448		$38,253		$52,519		$81,255
Home equity	3,694		7,626		580		660		879		1,575		2,024
Total Corporation (3)
First mortgage	151,756		298,038		21,614		33,038		40,370		56,734		84,673
Home equity	4,388		8,437		759		847		1,054		1,728		2,137

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$2,797		$6,182		$502		$803		$824		$668		$1,622
Representations and warranties provision	(15,591)		(6,785)		(263)		(278)		(14,037)		(1,013)		(4,140)
Total production income (loss)	(12,794)		(603)		239		525		(13,213)		(345)		(2,518)
Servicing income:
Servicing fees	5,959		6,475		1,333		1,464		1,556		1,606		1,634
Impact of customer payments (1)	(2,621)		(3,759)		(612)		(664)		(639)		(706)		(799)
Fair value changes of mortgage servicing rights, net of economic hedge results (4)	656		376		1,165		361		(873)		3		257
Other servicing-related revenue	607		675		205		114		151		137		172
Total net servicing income	4,601		3,767		2,091		1,275		195		1,040		1,264
Total Consumer Real Estate Services mortgage banking income (loss)	(8,193)		3,164		2,330		1,800		(13,018)		695		(1,254)
Other business segments’ mortgage banking loss (5)	(637)		(430)		(211)		(183)		(178)		(65)		(165)
Total consolidated mortgage banking income (loss)	$(8,830)		$2,734		$2,119		$1,617		$(13,196)		$630		$(1,419)

(1)	Represents the change in the market value of the mortgage servicing rights asset due to the impact of customer payments received during the year.

(2)	These amounts reflect the change in discount rates and prepayment speed assumptions, mostly due to changes in interest rates, as well as the effect of changes in other assumptions.

(3)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(4)	Includes sale of mortgage servicing rights.

(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    23

Bank of America Corporation and Subsidiaries
Global Commercial Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Net interest income (1)	$7,176	$8,007	$1,756	$1,743	$1,827	$1,850	$1,865
Noninterest income:
Service charges	2,264	2,340	519	563	576	606	563
All other income	1,113	879	281	227	408	197	186
Total noninterest income	3,377	3,219	800	790	984	803	749
Total revenue, net of interest expense	10,553	11,226	2,556	2,533	2,811	2,653	2,614

Provision for credit losses	(634)	1,979	(146)	(150)	(417)	79	(136)

Noninterest expense	4,234	4,130	1,039	1,018	1,069	1,108	1,061
Income before income taxes	6,953	5,117	1,663	1,665	2,159	1,466	1,689
Income tax expense (1)	2,551	1,899	615	615	778	543	636
Net income	$4,402	$3,218	$1,048	$1,050	$1,381	$923	$1,053

Net interest yield (1)	2.65%	2.94%	2.62%	2.65%	2.60%	2.73%	2.67%
Return on average equity	10.77	7.38	10.22	10.22	13.67	9.02	9.72
Return on average economic capital (2)	21.83	14.07	20.78	20.78	27.95	18.01	18.75
Efficiency ratio (1)	40.12	36.79	40.65	40.19	38.03	41.75	40.60

Balance sheet
Average
Total loans and leases	$189,415	$203,824	$187,905	$188,037	$189,347	$192,438	$195,293
Total earnings assets (3)	270,901	272,401	265,903	261,422	281,831	274,647	277,393
Total assets (3)	309,044	309,326	303,820	299,542	320,436	312,576	314,790
Total deposits	169,192	148,638	176,010	173,837	166,481	160,217	156,672
Allocated equity	40,867	43,590	40,718	40,726	40,522	41,512	42,997
Economic Capital (2)	20,172	22,906	20,026	20,037	19,825	20,812	22,294

Period end
Total loans and leases	$188,262	$194,038	$188,262	$188,650	$189,435	$190,749	$194,038
Total earnings assets (3)	250,882	274,624	250,882	247,068	242,261	272,411	274,624
Total assets (3)	289,985	312,807	289,985	284,897	280,296	309,936	312,807
Total deposits	176,941	161,279	176,941	171,297	170,156	161,584	161,279

(1)	Fully taxable-equivalent basis

(2)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credit and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provide additional clarity in assessing the results of the segments. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-47.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    24

Bank of America Corporation and Subsidiaries
Global Commercial Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Revenue, net of interest expense by service segment
Business lending	$5,699	$6,485	$1,306	$1,358	$1,558	$1,477	$1,484
Treasury services	4,854	4,741	1,250	1,175	1,253	1,176	1,130
Total revenue, net of interest expense (1)	$10,553	$11,226	$2,556	$2,533	$2,811	$2,653	$2,614

Average loans and leases by product
U.S. commercial	$105,172	$104,154	$106,498	$104,646	$104,829	$104,703	$102,914
Commercial real estate	39,447	51,771	36,292	38,189	40,597	42,796	45,854
Direct/Indirect consumer	42,315	45,557	43,454	42,282	41,076	42,435	44,185
Other	2,481	2,342	1,661	2,920	2,845	2,504	2,340
Total average loans and leases	$189,415	$203,824	$187,905	$188,037	$189,347	$192,438	$195,293

Loan spread	2.24%	2.30%	2.08%	2.24%	2.26%	2.40%	2.27%

Credit quality
Reservable utilized criticized exposure (2)	$20,251	$32,816	$20,251	$22,784	$27,041	$30,643	$32,816
	10.93%	16.74%	10.93%	12.30%	14.27%	15.83%	16.74%
Nonperforming loans, leases and foreclosed properties (3)	$5,628	$8,681	$5,628	$6,589	$7,373	$8,321	$8,681
	2.98%	4.47%	2.98%	3.49%	3.88%	4.36%	4.47%

Average deposit balances
Interest-bearing	$49,765	$54,327	$43,250	$48,627	$52,643	$54,679	$55,354
Noninterest-bearing	119,427	94,311	132,760	125,210	113,838	105,538	101,318
Total	$169,192	$148,638	$176,010	$173,837	$166,481	$160,217	$156,672

(1)	Fully taxable-equivalent basis

(2)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers acceptances.

(3)
Nonperforming loans, leases and foreclosed properties are presented on an end-of-period basis. The nonperforming ratio is calculated as nonperforming loans, leases and foreclosed properties divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    25

Bank of America Corporation and Subsidiaries
Global Banking & Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011		Second Quarter 2011		First Quarter 2011		Fourth Quarter 2010
	2011	2010
Net interest income (1)	$7,401	$8,000	$1,733	$1,846		$1,787		$2,035		$1,989
Noninterest income:
Service charges	1,730	1,874	403	410		442		475		495
Investment and brokerage services	2,345	2,377	469	613		587		676		546
Investment banking fees	5,242	5,406	1,046	1,048		1,637		1,511		1,583
Trading account profits	6,573	9,689	261	1,621		2,070		2,621		961
All other income (loss)	327	603	(190)	(316)		269		564		(210)
Total noninterest income	16,217	19,949	1,989	3,376		5,005		5,847		3,375
Total revenue, net of interest expense	23,618	27,949	3,722	5,222		6,792		7,882		5,364

Provision for credit losses	(296)	(166)	(27)	15		(82)		(202)		(112)

Noninterest expense	18,179	17,535	4,287	4,480		4,708		4,704		4,321
Income (loss) before income taxes	5,735	10,580	(538)	727		2,166		3,380		1,155
Income tax expense (benefit) (1)	2,768	4,283	(105)	1,029		607		1,237		486
Net income (loss)	$2,967	$6,297	$(433)	$(302)		$1,559		$2,143		$669

Return on average equity	7.97%	12.58%	n/m	n/m		16.69%		20.94%		5.65%
Return on average economic capital (2)	11.22	15.82	n/m	n/m		23.23		27.99		7.28
Efficiency ratio (1)	76.97	62.74	n/m	85.82%	7.28	69.32	7.28	59.67	7.28	80.55

Balance sheet
Average
Total trading-related assets (3)	$473,861	$507,830	$446,052	$490,355		$500,595		$458,394		$485,161
Total loans and leases	116,075	98,593	130,640	120,143		109,473		103,704		100,606
Total earning assets (4)	563,870	601,084	540,516	572,751		568,092		574,397		580,910
Total assets (4)	725,177	753,844	694,727	748,289		748,965		708,626		733,732
Total deposits	116,088	97,858	115,267	121,389		116,899		110,687		104,655
Allocated equity	37,233	50,037	33,707	36,372		37,458		41,491		46,935
Economic capital (2)	26,583	39,931	22,749	25,589		26,984		31,112		36,695

Period end
Total trading-related assets (3)	$399,202	$417,715	$399,202	$448,063		$445,221		$455,958		$417,715
Total loans and leases	133,126	99,964	133,126	124,527		114,165		105,651		99,964
Total earning assets (4)	493,340	512,959	493,340	530,463		516,915		563,138		512,959
Total assets (4)	637,754	653,737	637,754	686,035		689,307		697,132		653,737
Total deposits	122,296	109,691	122,296	115,724		122,348		114,579		109,691

Trading-related assets (average)
Trading account securities	$198,407	$202,647	$173,564	$199,781		$214,451		$206,177		$201,006
Reverse repurchases	165,639	185,038	162,537	174,610		173,403		151,788		166,070
Securities borrowed	48,425	54,586	47,190	47,314		54,044		45,140		51,294
Derivative assets	61,390	65,559	62,761	68,650		58,697		55,289		66,791
Total trading-related assets (3)	$473,861	$507,830	$446,052	$490,355		$500,595		$458,394		$485,161

(1)	Fully taxable-equivalent basis

(2)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-47.)

(3)	Includes assets which are not considered earning assets (i.e. derivative assets).

(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e. deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    26

Bank of America Corporation and Subsidiaries
Global Banking & Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Sales and trading revenue
Fixed income, currency and commodities	$8,868	$12,857	$723	$1,820	$2,686	$3,639	$1,667
Equity income	3,968	4,155	660	960	1,092	1,256	787
Total sales and trading revenue (1)	$12,836	$17,012	$1,383	$2,780	$3,778	$4,895	$2,454

Investment banking fees (2)
Advisory (3)	$1,246	$1,018	$273	$273	$381	$319	$336
Debt issuance	2,693	3,059	535	479	880	799	808
Equity issuance	1,303	1,329	238	296	376	393	439
Total investment banking fees	$5,242	$5,406	$1,046	$1,048	$1,637	$1,511	$1,583

Global Corporate Banking
Business Lending	$3,092	$3,272	$676	$792	$756	$868	$749
Treasury Services	2,448	2,259	617	602	621	608	578
Total revenue, net of interest expense	$5,540	$5,531	$1,293	$1,394	$1,377	$1,476	$1,327

Global Corporate & Investment Banking Key Indicators
Average deposit balances
Interest-bearing	$53,530	$44,797	$48,382	$55,543	$57,286	$52,937	$49,834
Noninterest-bearing	55,133	45,286	58,727	58,518	52,085	51,081	47,401
Total average deposits	$108,663	$90,083	$107,109	$114,061	$109,371	$104,018	$97,235

Loan spread	1.68%	1.81%	1.43%	1.52%	1.57%	2.29%	1.62%

Provision for credit losses	$(234)	$(202)	$(4)	$8	$(74)	$(164)	$(110)

Credit quality (4, 5)
Reservable utilized criticized exposure	$4,113	$5,924	$4,113	$4,815	$4,801	$5,298	$5,924
	3.32%	5.67%	3.32%	4.01%	4.26%	4.87%	5.67%

Nonperforming loans, leases and foreclosed properties	$318	$645	$318	$336	$327	$314	$645
	0.29%	0.76%	0.29%	0.32%	0.34%	0.35%	0.76%
Average loans and leases by product
U.S. commercial	$35,595	$33,983	$38,536	$35,717	$34,369	$33,704	$33,522
Commercial real estate	49	29	38	23	54	82	24
Commercial lease financing	23,166	23,392	23,050	23,101	23,041	23,478	23,271
Non-U.S. commercial	38,496	23,968	45,874	42,409	35,267	30,220	26,550
Other	40	43	35	38	41	46	42
Total average loans and leases	$97,346	$81,415	$107,533	$101,288	$92,772	$87,530	$83,409

(1) Sales and trading revenue breakdown:
Net interest income	$3,927	$4,602	$914	$976	$952	$1,085	$1,183
Commissions	2,330	2,360	465	610	583	672	542
Trading	6,427	9,595	228	1,581	2,031	2,587	925
Other	152	455	(224)	(387)	212	551	(196)
Total sales and trading revenue	$12,836	$17,012	$1,383	$2,780	$3,778	$4,895	$2,454

(2)	Includes self-led deals.

(3)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.

(5)
Nonperforming loans, leases and foreclosed properties are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    27

Bank of America Corporation and Subsidiaries
Credit Default Swaps with Monoline Financial Guarantors (1)
(Dollars in millions)
December 31, 2011
Monoline Exposure
Notional	$21,070
Mark-to-market or guarantor receivable	$1,766
Credit valuation adjustment	(417)
Total	$1,349
Credit valuation adjustment %	24%
Gains during the three months ended December 31, 2011	$62
Gains during the year ended December 31, 2011	116

September 30, 2011
Monoline Exposure
Notional	$22,079
Mark-to-market or guarantor receivable	$1,933
Credit valuation adjustment	(500)
Total	$1,433
Credit valuation adjustment %	26%
Losses during the three months ended September 30, 2011	$(197)
Gains during the nine months ended September 30, 2011	54

(1)	During the three months ended September 30, 2011, we terminated all of our monoline contracts referencing super senior ABS CDOs.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    28

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings
	Year Ended December 31, 2011
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	2	9.8%	2	11.4%
Leveraged loans	2	13.7	1	17.7
Mortgage-backed securities	1	10.7	1	12.6
Asset-backed securities	1	10.4	1	15.3
Convertible debt	5	5.8	5	8.8
Common stock underwriting	3	6.8	2	11.2
Investment grade corporate debt	2	6.1	2	13.1
Syndicated loans	2	9.5	2	18.8
Net investment banking revenue	2	7.3	2	11.6
Announced mergers and acquisitions	5	13.7	6	18.4
Equity capital markets	4	6.7	3	10.9
Debt capital markets	4	5.5	2	9.7

Source: Dealogic data as of January 4, 2012. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising the target or acquiror.

•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.
Highlights

Global top 3 rankings in:
Mortgage-backed securities	Investment grade corporate debt
Asset-backed securities	Syndicated loans
High-yield corporate debt	Common stock underwriting
Leveraged loans

U.S. top 3 rankings in:
Leveraged loans	Investment grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets
High-yield corporate debt	Equity capital markets
Common stock underwriting

Top 3 rankings excluding self-led deals:

Global:	Mortgage-backed securities, Asset-backed securities, Investment grade corporate debt, High-yield corporate debt, Leveraged loans, Common stock underwriting, Syndicated loans

US:
Leveraged loans, Mortgage-backed securities, Asset-backed securities, Investment grade corporate debt, High-yield corporate debt, Common stock underwriting, Syndicated loans, Debt capital markets, Equity capital markets

This information is preliminary and based on company data available at the time of the presentation.    29

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Net interest income (1)	$6,046	$5,677	$1,495	$1,411	$1,571	$1,569	$1,425
Noninterest income:
Investment and brokerage services	9,310	8,660	2,190	2,364	2,378	2,378	2,266
All other income	2,020	1,952	479	455	541	545	470
Total noninterest income	11,330	10,612	2,669	2,819	2,919	2,923	2,736
Total revenue, net of interest expense	17,376	16,289	4,164	4,230	4,490	4,492	4,161

Provision for credit losses	398	646	118	162	72	46	155

Noninterest expense	14,395	13,227	3,649	3,516	3,631	3,599	3,489
Income before income taxes	2,583	2,416	397	552	787	847	517
Income tax expense (1)	948	1,076	148	205	281	314	198
Net income	$1,635	$1,340	$249	$347	$506	$533	$319

Net interest yield (1)	2.24%	2.31%	2.24%	2.06%	2.34%	2.30%	2.10%
Return on average equity	9.19	7.42	5.54	7.72	11.54	12.06	6.94
Return on average economic capital (2)	23.44	19.57	14.13	19.66	29.97	30.46	17.97
Efficiency ratio (1)	82.84	81.20	87.63	83.12	80.87	80.12	83.86

Balance sheet
Average
Total loans and leases	$102,143	$99,269	$102,708	$102,785	$102,200	$100,851	$100,306
Total earning assets (3)	270,423	246,236	264,889	270,972	268,967	276,992	268,872
Total assets (3)	290,357	267,163	284,418	290,764	289,049	297,335	289,643
Total deposits	254,777	232,318	249,814	255,658	255,205	258,517	246,281
Allocated equity	17,802	18,068	17,860	17,839	17,574	17,938	18,227
Economic capital (2)	7,106	7,290	7,196	7,148	6,868	7,210	7,475

Period end
Total loans and leases	$103,459	$100,724	$103,459	$102,361	$102,878	$101,286	$100,724
Total earning assets (3)	263,347	275,260	263,347	260,706	263,865	264,753	275,260
Total assets (3)	283,844	296,251	283,844	280,686	284,293	285,472	296,251
Total deposits	253,029	257,982	253,029	251,027	255,571	256,523	257,982

(1)	Fully taxable-equivalent basis

(2)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-47.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    30

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management - Key Indicators and Metrics
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Revenues
Merrill Lynch Global Wealth Management	$13,541	$12,524	$3,212	$3,329	$3,490	$3,510	$3,285
U.S. Trust	2,693	2,661	679	626	706	682	666
Retirement Services	1,049	948	245	259	273	272	224
Other (1)	93	156	28	16	21	28	(14)
Total revenues	$17,376	$16,289	$4,164	$4,230	$4,490	$4,492	$4,161

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,502,760	$1,515,896	$1,502,760	$1,452,081	$1,539,789	$1,554,291	$1,515,896
U.S. Trust	324,002	340,341	324,002	315,242	341,911	345,092	340,341
Retirement Services	242,852	246,774	242,852	230,822	252,379	255,573	246,774
Other (1)	66,182	78,275	66,182	65,153	67,875	71,759	78,275

Client Balances by Type
Assets under management	$647,126	$643,343	$647,126	$616,899	$661,010	$664,554	$643,343
Client brokerage assets	1,024,193	1,064,516	1,024,193	986,718	1,065,996	1,087,536	1,064,516
Assets in custody	107,989	114,721	107,989	106,293	116,499	116,816	114,721
Client deposits	253,029	257,982	253,029	251,027	255,571	256,523	257,982
Loans and leases	103,459	100,724	103,459	102,361	102,878	101,286	100,724
Total client balances	$2,135,796	$2,181,286	$2,135,796	$2,063,298	$2,201,954	$2,226,715	$2,181,286

Assets Under Management Flows (2)
Liquidity assets under management (3)	$(11,969)	$(41,715)	$1,029	$(2,568)	$(3,771)	$(6,659)	$(8,050)
Long-term assets under management (4)	27,649	14,081	4,462	4,493	4,535	14,159	5,648
Total assets under management flows	$15,680	$(27,634)	$5,491	$1,925	$764	$7,500	$(2,402)

Associates (5)
Number of Financial Advisors	17,308	15,611	17,308	17,094	16,443	15,797	15,611
Total Wealth Advisors	18,667	17,041	18,667	18,498	17,836	17,217	17,041
Total Client Facing Professionals	21,785	20,143	21,785	21,622	20,955	20,345	20,143

Merrill Lynch Global Wealth Management Metrics
Financial Advisory Productivity (6) (in thousands)	$873	$850	$819	$854	$893	$931	$913

U.S. Trust Metrics
Client Facing Professionals	2,248	2,311	2,248	2,271	2,280	2,313	2,311

(1)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and other administrative items.

(2)	Includes the Columbia Management long-term asset management business through the date of sale on May 1, 2010.

(3)
Assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies are less than one year.

(4)	Assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)	Includes Merrill Edge ®

(6)	Financial Advisor Productivity is defined as annualized MLGWM total revenue divided by the total number of financial advisors (excluding Merrill Edge Financial Advisors).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    31

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Net interest income (2)	$1,780	$3,656	$403	$7	$543	$827	$888
Noninterest income:
Card income (3)	465	615	90	72	149	154	157
Equity investment income	7,037	4,549	3,107	1,381	1,137	1,412	1,499
Gains on sales of debt securities	3,098	2,313	1,102	697	831	468	858
All other income (loss)	2,821	(1,438)	(414)	4,114	(112)	(767)	(1,713)
Total noninterest income	13,421	6,039	3,885	6,264	2,005	1,267	801
Total revenue, net of interest expense	15,201	9,695	4,288	6,271	2,548	2,094	1,689

Provision for credit losses	6,173	6,323	793	1,373	1,842	2,165	2,137

Goodwill impairment	581	—	581	—	—	—	—
Merger and restructuring charges	638	1,820	101	176	159	202	370
All other noninterest expense	3,697	3,957	1,078	487	503	1,629	910
Income (loss) before income taxes	4,112	(2,405)	1,735	4,235	44	(1,902)	(1,728)
Income tax expense (benefit) (2)	(879)	(3,877)	312	(500)	160	(851)	(2,291)
Net income (loss)	$4,991	$1,472	$1,423	$4,735	$(116)	$(1,051)	$563

Balance sheet
Average
Total loans and leases	$283,890	$281,642	$272,807	$286,753	$287,840	$288,301	$282,125
Total assets (4)	205,189	293,577	183,667	203,780	200,707	233,158	238,947
Total deposits	49,283	67,945	46,057	52,855	48,107	50,121	55,301
Allocated equity (5)	72,128	38,884	76,721	68,658	77,746	65,299	55,410

Period end
Total loans and leases	$267,621	$285,087	$267,621	$274,269	$287,424	$286,530	$285,087
Total assets (6)	180,435	210,257	180,435	201,576	242,185	188,838	210,257
Total deposits	32,870	40,142	32,870	52,947	43,768	35,615	40,142

(1)
All Other consists of two broad groupings, Equity Investments and Other. Equity Investments includes Global Principal Investments, Strategic and other investments, and Corporate Investments. BlackRock, Inc., previously included in Strategic and other investments, was sold during 2011. Substantially all of the equity investments in Corporate Investments were sold during 2010. Other includes liquidating businesses, merger and restructuring charges, ALM functions (i.e., residential mortgage portfolio and investment securities) and related activities (i.e., economic hedges, fair value option on structured liabilities), and the impact of certain allocation methodologies. Other also includes certain residential mortgage and discontinued real estate products that are managed by Legacy Asset Servicing within Consumer Real Estate Services.

(2)	Fully taxable-equivalent basis

(3)
During the third quarter of 2011, as a result of the decision to exit the international consumer card businesses, the international consumer card business results were moved to All Other from Card Services and prior periods were reclassified.

(4)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $662.2 billion and $613.3 billion for the years ended December 31, 2011 and 2010; $645.8 billion, $661.7 billion, $675.2 billion, $666.4 billion and $650.3 billion for the fourth, third, second, and first quarters of 2011 and fourth quarter of 2010, respectively.

(5)	Represents both the risk-based capital and the portion of goodwill and intangibles assigned to All Other as well as the remaining portion of equity not specifically allocated to the business segments.

(6)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $531.7 billion, $507.4 billion, $489.9 billion, $484.6 billion and $476.5 billion at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    32

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Global Principal Investments Exposures				Equity Investment Income
	December 31, 2011			September 30, 2011	December 31, 2011
	Book Value	Unfunded Commitments	Total	Total	Three Months Ended	Year Ended
Global Principal Investments:
Private Equity Investments	$1,548	$73	$1,621	$1,964	$157	$196
Global Real Estate	914	170	1,084	1,511	17	232
Global Strategic Capital	1,718	146	1,864	2,427	(17)	133
Legacy/Other Investments	1,447	320	1,767	1,861	52	(169)
Total Global Principal Investments	$5,627	$709	$6,336	$7,763	$209	$392

Components of Equity Investment Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Global Principal Investments	$392	$2,299	$209	$(1,578)	$398	$1,363	$866
Corporate Investments	—	(293)	—	—	—	—	6
Strategic and other investments (1)	6,645	2,543	2,898	2,959	739	49	627
Total equity investment income included in All Other	7,037	4,549	3,107	1,381	1,137	1,412	1,499
Total equity investment income included in the business segments	323	711	120	65	75	63	13
Total consolidated equity investment income	$7,360	$5,260	$3,227	$1,446	$1,212	$1,475	$1,512

(1)	Includes the Corporation’s equity investment interest in BlackRock prior to its sale in the second quarter of 2011, China Construction Bank and Banc of America Merchant Services, LLC.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    33

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2011	September 30 2011	Increase (Decrease)
Consumer
Residential mortgage (1)	$262,290	$266,516	$(4,226)
Home equity	124,699	127,736	(3,037)
Discontinued real estate (2)	11,095	11,541	(446)
U.S. credit card	102,291	102,803	(512)
Non-U.S. credit card	14,418	16,086	(1,668)
Direct/Indirect consumer (3)	89,713	90,474	(761)
Other consumer (4)	2,688	2,810	(122)
Total consumer loans excluding loans accounted for under the fair value option	607,194	617,966	(10,772)
Consumer loans accounted for under the fair value option (5)	2,190	4,741	(2,551)
Total consumer	609,384	622,707	(13,323)

Commercial
U.S. commercial (6)	193,199	192,642	557
Commercial real estate (7)	39,596	40,888	(1,292)
Commercial lease financing	21,989	21,350	639
Non-U.S. commercial	55,418	48,461	6,957
Total commercial loans excluding loans accounted for under the option	310,202	303,341	6,861
Commercial loans accounted for under the fair value option (5)	6,614	6,483	131
Total commercial	316,816	309,824	6,992
Total loans and leases	$926,200	$932,531	$(6,331)

(1)	Includes non-U.S. residential mortgages of $85 million and $86 million at December 31, 2011 and September 30, 2011.

(2)
Includes $9.9 billion and $10.3 billion of pay option loans, and $1.2 billion and $1.2 billion of subprime loans at December 31, 2011 and September 30, 2011. The Corporation no longer originates these products.

(3)
Includes dealer financial services loans of $43.0 billion and $43.6 billion, consumer lending of $8.0 billion and $8.9 billion, U.S. securities-based lending margin loans of $23.6 billion and $22.3 billion, student loans of $6.0 billion and $6.1 billion, non-U.S. consumer loans of $7.6 billion and $7.8 billion, and other consumer loans of $1.5 billion and $1.8 billion at December 31, 2011 and September 30, 2011.

(4)
Includes consumer finance loans of $1.7 billion and $1.7 billion, other non-U.S. consumer loans of $929 million and $992 million, and consumer overdrafts of $103 million and $94 million at December 31, 2011 and September 30, 2011.

(5)
Certain consumer loans are accounted for under the fair value option and include residential mortgages of $906 million and $1.3 billion and discontinued real estate of $1.3 billion and $3.4 billion at December 31, 2011 and September 30, 2011. Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $2.2 billion and $1.9 billion, commercial real estate loans of $0 and $75 million, and non-U.S. commercial loans of $4.4 billion and $4.5 billion at December 31, 2011 and September 30, 2011.

(6)	Includes U.S. small business commercial loans, including card related products, of $13.3 billion and $13.6 billion at December 31, 2011 and September 30, 2011.

(7)	Includes U.S. commercial real estate loans of $37.8 billion and $39.3 billion, and non-U.S. commercial real estate loans of $1.8 billion and $1.6 billion at December 31, 2011 and September 30, 2011.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    34

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Fourth Quarter 2011
	Total Corporation	Deposits	Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Consumer
Residential mortgage	$266,144	$—	$—	$1,106	$63	$95	$37,025	$227,855
Home equity	126,251	—	—	111,138	94	—	14,805	214
Discontinued real estate	14,073	—	—	2,848	—	—	—	11,225
U.S. credit card	102,241	—	102,241	—	—	—	—	—
Non-U.S. credit card	15,981	—	—	—	—	—	—	15,981
Direct/Indirect consumer	90,861	46	8,472	93	43,454	726	31,984	6,086
Other consumer	2,751	500	3	—	—	3	12	2,233
Total consumer	618,302	546	110,716	115,185	43,611	824	83,826	263,594

Commercial
U.S. commercial	196,778	175	10,097	1,806	106,498	52,761	17,111	8,330
Commercial real estate	40,673	—	311	2	36,292	903	1,589	1,576
Commercial lease financing	21,278	—	—	—	—	23,050	4	(1,776)
Non-U.S. commercial	55,867	—	—	—	1,504	53,102	178	1,083
Total commercial	314,596	175	10,408	1,808	144,294	129,816	18,882	9,213
Total loans and leases	$932,898	$721	$121,124	$116,993	$187,905	$130,640	$102,708	$272,807

	Third Quarter 2011
	Total Corporation	Deposits	Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Consumer
Residential mortgage	$268,494	$—	$—	$1,196	$209	$99	$36,656	$230,334
Home equity	129,125	—	—	112,781	1,080	—	15,029	235
Discontinued real estate	15,923	—	—	4,052	—	—	—	11,871
U.S. credit card	103,671	—	103,671	—	—	—	—	—
Non-U.S. credit card	25,434	—	—	—	—	—	—	25,434
Direct/Indirect consumer	90,280	49	9,415	100	42,282	505	31,390	6,539
Other consumer	2,795	475	—	—	—	5	13	2,302
Total consumer	635,722	524	113,086	118,129	43,571	609	83,088	276,715

Commercial
U.S. commercial	191,439	163	10,167	1,949	104,646	47,809	17,829	8,876
Commercial real estate	42,931	—	294	1	38,189	930	1,653	1,864
Commercial lease financing	21,342	—	—	—	—	23,102	19	(1,779)
Non-U.S. commercial	50,598	1	—	—	1,631	47,693	196	1,077
Total commercial	306,310	164	10,461	1,950	144,466	119,534	19,697	10,038
Total loans and leases	$942,032	$688	$123,547	$120,079	$188,037	$120,143	$102,785	$286,753

	Fourth Quarter 2010
	Total Corporation	Deposits	Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Consumer
Residential mortgage	$254,051	$—	$—	$—	$282	$104	$35,327	$218,338
Home equity	139,772	—	—	122,164	974	—	16,004	630
Discontinued real estate	13,297	—	—	—	—	—	—	13,297
U.S. credit card	112,673	—	112,673	—	—	—	—	—
Non-U.S. credit card	27,457	—	—	—	—	—	—	27,457
Direct/Indirect consumer	91,549	60	13,101	107	44,185	302	26,225	7,569
Other consumer	2,796	318	—	—	—	5	17	2,456
Total consumer	641,595	378	125,774	122,271	45,441	411	77,573	269,747

Commercial
U.S. commercial	193,608	231	10,730	2,656	102,914	46,386	20,711	9,980
Commercial real estate	51,617	4	234	6	45,854	952	1,829	2,738
Commercial lease financing	21,363	—	—	—	—	23,271	35	(1,943)
Non-U.S. commercial	32,431	—	—	—	1,084	29,586	158	1,603
Total commercial	299,019	235	10,964	2,662	149,852	100,195	22,733	12,378
Total loans and leases	$940,614	$613	$136,738	$124,933	$195,293	$100,606	$100,306	$282,125

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    35

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2011	September 30 2011	Increase (Decrease)	December 31 2011	September 30 2011	Increase (Decrease)
Diversified financials	$62,025	$65,674	$(3,649)	$92,037	$92,226	$(189)
Real estate (4)	47,689	49,924	(2,235)	62,117	63,168	(1,051)
Government and public education	43,090	45,111	(2,021)	57,021	60,001	(2,980)
Healthcare equipment and services	31,298	30,901	397	48,141	47,916	225
Capital goods	24,025	23,746	279	48,013	47,351	662
Retailing	25,478	25,825	(347)	46,290	46,600	(310)
Banks	35,231	36,285	(1,054)	38,735	40,221	(1,486)
Consumer services	24,445	23,828	617	38,498	37,987	511
Materials	19,384	18,807	577	38,070	37,399	671
Energy	15,151	14,068	1,083	32,074	31,031	1,043
Commercial services and supplies	20,089	21,010	(921)	30,831	31,467	(636)
Food, beverage and tobacco	15,904	14,682	1,222	30,501	28,825	1,676
Utilities	8,102	7,398	704	24,552	24,773	(221)
Media	11,447	11,220	227	21,158	20,766	392
Transportation	12,683	11,867	816	19,036	18,080	956
Individuals and trusts	14,987	15,398	(411)	18,995	19,335	(340)
Insurance, including monolines	10,090	10,776	(686)	16,157	17,719	(1,562)
Technology hardware and equipment	5,247	4,900	347	12,173	11,676	497
Pharmaceuticals and biotechnology	4,141	3,784	357	11,328	11,026	302
Religious and social organizations	8,536	8,547	(11)	11,160	11,091	69
Telecommunication services	4,297	4,368	(71)	10,424	10,508	(84)
Software and services	4,304	3,568	736	9,579	9,003	576
Consumer durables and apparel	4,505	4,648	(143)	8,965	9,221	(256)
Automobiles and components	2,813	2,825	(12)	7,178	7,356	(178)
Food and staples retailing	3,273	3,540	(267)	6,476	6,445	31
Other	8,275	4,827	3,448	11,023	7,354	3,669
Total commercial credit exposure by industry	$466,509	$467,527	$(1,018)	$750,532	$748,545	$1,987
Net credit default protection purchased on total commitments (5)				$(19,356)	$(21,602)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $58.9 billion and $65.6 billion at December 31, 2011 and September 30, 2011. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $16.1 billion and $17.0 billion which consists primarily of other marketable securities at December 31, 2011 and September 30, 2011.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $6.6 billion and $6.5 billion and issued letters of credit at notional value of $1.3 billion and $1.2 billion at December 31, 2011 and September 30, 2011. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $24.4 billion and $26.5 billion at December 31, 2011 and September 30, 2011.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    36

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)
	December 31 2011	September 30 2011
Less than or equal to one year	16%	17%
Greater than one year and less than or equal to five years	77	76
Greater than five years	7	7
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1, 2)
(Dollars in millions)
	December 31, 2011		September 30, 2011
Ratings (3)	Net Notional	Percent	Net Notional	Percent
AAA	$(32)	0.2%	$(100)	0.5%
AA	(779)	4.0	(823)	3.8
A	(7,184)	37.1	(7,669)	35.5
BBB	(7,436)	38.4	(8,161)	37.8
BB	(1,527)	7.9	(1,809)	8.4
B	(1,534)	7.9	(1,653)	7.7
CCC and below	(661)	3.4	(732)	3.4
NR (4)	(203)	1.1	(655)	2.9
Total net credit default protection	$(19,356)	100.0%	$(21,602)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	The Corporation considers ratings of BBB- or higher to meet the definition of investment grade.

(4)
In addition to names which have not been rated, “NR” includes $(15) million and $(469) million in net credit default swap index positions at December 31, 2011 and September 30, 2011. While index positions are principally investment-grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    37

Bank of America Corporation and Subsidiaries
Selected Emerging Markets (1)
(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities / Other Investments (4)	Total Cross-border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure at December 31, 2011	Increase (Decrease) from September 30, 2011
Region/Country
Asia Pacific
India	$4,737	$1,686	$1,078	$2,272	$9,773	$712	$10,485	$(213)
South Korea	1,642	1,228	690	2,207	5,767	1,795	7,562	414
China (7)	3,907	315	1,276	1,751	7,249	83	7,332	(7,682)
Hong Kong	417	276	179	1,074	1,946	1,259	3,205	(229)
Singapore	514	130	479	1,932	3,055	—	3,055	(178)
Taiwan	573	35	80	672	1,360	1,191	2,551	(295)
Thailand	29	8	44	613	694	—	694	(282)
Other Asia Pacific (8)	663	356	174	682	1,875	35	1,910	42
Total Asia Pacific	$12,482	$4,034	$4,000	$11,203	$31,719	$5,075	$36,794	$(8,423)
Latin America
Brazil	$1,965	$374	$436	$3,346	$6,121	$3,010	$9,131	$214
Mexico	2,381	305	309	996	3,991	—	3,991	(1,865)
Chile	1,100	180	314	22	1,616	29	1,645	(283)
Colombia	360	114	15	29	518	—	518	13
Other Latin America (8)	255	218	32	334	839	154	993	(291)
Total Latin America	$6,061	$1,191	$1,106	$4,727	$13,085	$3,193	$16,278	$(2,212)
Middle East and Africa
United Arab Emirates	$1,134	$87	$461	$12	$1,694	$—	$1,694	$156
Bahrain	79	1	2	907	989	3	992	—
South Africa	498	53	48	54	653	—	653	85
Other Middle East and Africa (8)	759	71	116	303	1,249	26	1,275	(184)
Total Middle East and Africa	$2,470	$212	$627	$1,276	$4,585	$29	$4,614	$57
Central and Eastern Europe
Russian Federation	$1,596	$145	$22	$96	$1,859	$17	$1,876	$167
Turkey	553	81	10	344	988	217	1,205	328
Other Central and Eastern Europe (8)	109	143	290	328	870	—	870	(127)
Total Central and Eastern Europe	$2,258	$369	$322	$768	$3,717	$234	$3,951	$368
Total emerging markets exposure	$23,271	$5,806	$6,055	$17,974	$53,106	$8,531	$61,637	$(10,210)

(1)
There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe. At both December 31, 2011 and September 30, 2011, there was $1.7 billion in emerging market exposure accounted for under the fair value option.

(2)	Includes acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees.

(3)
Derivative assets are carried at fair value and have been reduced by the amount of cash collateral applied of $1.2 billion and $1.9 billion at December 31, 2011 and September 30, 2011. At December 31, 2011 and September 30, 2011, there were $353 million and $756 million of other marketable securities collateralizing derivative assets.

(4)
Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with Federal Financial Institutions Examination Council (FFIEC) reporting requirements. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.

(5)
Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.

(6)
Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked. Local funding or liabilities are subtracted from local exposures consistent with FFIEC reporting requirements. Total amount of available local liabilities funding local country exposure was $18.7 billion and $17.1 billion at December 31, 2011 and September 30, 2011. Local liabilities at December 31, 2011 in Asia Pacific, Latin America, and Middle East and Africa were $17.3 billion, $1.0 billion and $278 million, respectively, of which $9.2 billion was in Singapore, $2.3 billion in China, $2.2 billion in Hong Kong, $1.3 billion in India, $973 million in Mexico, and $804 million in Korea. There were no other countries with available local liabilities funding local country exposure greater than $500 million.

(7)	Securities/other investments includes investment of $716 million in China Construction Bank.

(8)	No country included in the Other Asia Pacific, Other Latin America, Other Middle East and Africa, and Other Central and Eastern Europe had total non-U.S. exposure of more than $500 million.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    38

Bank of America Corporation and Subsidiaries
Selected European Countries
(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing (1)	Derivative Assets (2)	Securities/ Other Investments (3)	Total Cross-border Exposure (4)	Local Country Exposure Net of Local Liabilities (5)	Total Non-U.S. Exposure at December 31, 2011 (6)	Increase (Decrease) From September 30, 2011	Credit Default Protection December 31, 2011 (7)
Greece
Sovereign	$—	$—	$—	$34	$34	$—	$34	$19	$(17)
Financial Institutions	—	—	3	10	13	—	13	—	—
Corporates	382	4	33	7	426	—	426	(31)	—
Total Greece	$382	$4	$36	$51	$473	$—	$473	$(12)	$(17)
Ireland
Sovereign	$2	$—	$12	$24	$38	$—	$38	$22	$—
Financial Institutions	46	31	173	470	720	—	720	(567)	(28)
Corporates	864	42	100	57	1,063	—	1,063	(401)	—
Total Ireland	$912	$73	$285	$551	$1,821	$—	$1,821	$(946)	$(28)
Italy
Sovereign	$—	$—	$1,542	$29	$1,571	$—	$1,571	$41	$(1,247)
Financial Institutions	1,105	738	139	83	2,065	310	2,375	1,423	(123)
Corporates	421	37	541	259	1,258	2,698	3,956	(100)	(171)
Total Italy	$1,526	$775	$2,222	$371	$4,894	$3,008	$7,902	$1,364	$(1,541)
Portugal
Sovereign	$—	$—	$41	$—	$41	$—	$41	$5	$(34)
Financial Institutions	13	21	2	35	71	—	71	9	—
Corporates	231	—	21	15	267	—	267	3	—
Total Portugal	$244	$21	$64	$50	$379	$—	$379	$17	$(34)
Spain
Sovereign	$25	$—	$71	$2	$98	$55	$153	$20	$(46)
Financial Institutions	402	21	143	487	1,053	43	1,096	179	(65)
Corporates	604	52	112	121	889	1,676	2,565	(867)	(9)
Total Spain	$1,031	$73	$326	$610	$2,040	$1,774	$3,814	$(668)	$(120)
Total
Sovereign	$27	$—	$1,666	$89	$1,782	$55	$1,837	$107	$(1,344)
Financial Institutions	1,566	811	460	1,085	3,922	353	4,275	1,044	(216)
Corporates	2,502	135	807	459	3,903	4,374	8,277	(1,396)	(180)
Total selected European exposure	$4,095	$946	$2,933	$1,633	$9,607	$4,782	$14,389	$(245)	$(1,740)

(1)	Includes acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees.

(2)
Derivative assets are carried at fair value and have been reduced by the amount of cash collateral applied of $3.5 billion at December 31, 2011. At December 31, 2011, there was $83 million of other marketable securities collateralizing derivative assets.

(3)
Includes $369 million in notional value of reverse repurchase agreements, which are presented based on the domicile of the counterparty consistent with FFIEC reporting requirements. Cross-border resale agreements where the underlying collateral is U.S. Treasury securities are excluded from this presentation.

(4)
Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.

(5)
Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked. Local funding or liabilities of $939 million are subtracted from local exposures consistent with FFIEC reporting requirements. Of the $939 million applied for exposure reduction, $562 million was for Ireland, $217 million for Italy, $126 million for Spain and $34 million for Greece.

(6)	Includes $3.0 billion in unfunded commitments of which $97 million was for Greece, $174 million for Ireland, $1.7 billion for Italy, $73 million for Portugal and $884 million for Spain.

(7)
Represents net notional credit default protection purchased to hedge derivative assets. At December 31, 2011, the fair value of protection purchased to hedge derivative assets was $(6) million for Greece, $(27) million for Ireland, $(1.2) billion for Italy, $(23) million for Portugal and $(112) million for Spain. The effectiveness of credit default swap protection as a hedge is influenced by a number of factors, including the contractual terms of the credit default swap. Generally, only the occurrence of a credit event as defined by the credit default swap terms (which may include, among other events, the failure to pay by, or restructuring of, the reference entity) results in a payment under the purchased credit protection contracts. Whether a credit event has occurred is determined by the relevant International Swaps and Derivatives Association, Inc. (ISDA) Determination Committee (comprised of various ISDA member firms) based on the terms of the credit default swap and facts and circumstances for the event. Accordingly, the Corporation's credit protection contracts may not protect against a loss because the contracts only pay out under certain scenarios.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    39

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2011	September 30 2011	June 30 2011	March 31 2011	December 31 2010
Residential mortgage	$15,970	$16,430	$16,726	$17,466	$17,691
Home equity	2,453	2,333	2,345	2,559	2,694
Discontinued real estate	290	308	324	327	331
Direct/Indirect consumer	40	52	58	68	90
Other consumer	15	24	25	36	48
Total consumer	18,768	19,147	19,478	20,456	20,854
U.S. commercial	2,174	2,518	2,767	3,056	3,453
Commercial real estate	3,880	4,474	5,051	5,695	5,829
Commercial lease financing	26	23	23	53	117
Non-U.S. commercial	143	145	108	155	233
	6,223	7,160	7,949	8,959	9,632
U.S. small business commercial	114	139	156	172	204
Total commercial	6,337	7,299	8,105	9,131	9,836
Total nonperforming loans and leases	25,105	26,446	27,583	29,587	30,690
Foreclosed properties	2,603	2,613	2,475	2,056	1,974
Total nonperforming loans, leases and foreclosed properties (1, 2, 3)	$27,708	$29,059	$30,058	$31,643	$32,664

Fully-insured home loans past due 90 days or more and still accruing	$21,164	$20,299	$20,047	$19,754	$16,768
Consumer credit card past due 90 days or more and still accruing	2,412	2,544	3,020	3,570	3,919
Other loans past due 90 days or more and still accruing	1,060	1,163	1,223	1,559	1,692
Total loans past due 90 days or more and still accruing (2, 4, 5)	$24,636	$24,006	$24,290	$24,883	$22,379

Nonperforming loans, leases and foreclosed properties/Total assets (6)	1.31%	1.32%	1.33%	1.39%	1.44%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	3.01	3.15	3.22	3.40	3.48
Nonperforming loans and leases/Total loans and leases (6)	2.74	2.87	2.96	3.19	3.27

Commercial utilized reservable criticized exposure (7)	$27,247	$30,901	$35,110	$39,435	$42,621
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (7)	7.41%	8.51%	9.73%	10.94%	11.80%
Total commercial utilized criticized exposure/Commercial utilized exposure (7)	7.47	8.35	10.80	11.73	12.43

(1)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(2)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(3) Balances do not include the following:	December 31 2011	September 30 2011	June 30 2011	March 31 2011	December 31 2010
Nonperforming loans held-for-sale	$1,793	$1,814	$2,119	$2,421	$2,540
Nonperforming loans accounted for under the fair value option	786	2,032	2,389	15	30
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	477	474	465	456	426

(4)
Balances do not include loans held-for-sale past due 90 days or more and still accruing of $41 million, $67 million, $19 million, $48 million and $60 million at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively. At December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010 there were no loans accounted for under the fair value option past due 90 days or more and still accruing interest.

(5)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(6)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $8.8 billion, $11.2 billion, $9.6 billion, $3.7 billion and $3.3 billion at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

(7)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    40

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
Nonperforming Consumer Loans:
Balance, beginning of period	$19,147	$19,478	$20,456	$20,854	$21,429
Additions to nonperforming loans:
New nonaccrual loans	3,757	4,036	3,803	4,127	4,568
Reductions in nonperforming loans:
Paydowns and payoffs	(803)	(944)	(792)	(779)	(739)
Returns to performing status (2)	(1,018)	(1,072)	(1,311)	(1,340)	(1,841)
Charge-offs (3)	(1,833)	(1,972)	(2,270)	(2,020)	(2,261)
Transfers to foreclosed properties	(482)	(379)	(408)	(386)	(302)
Total net reductions to nonperforming loans	(379)	(331)	(978)	(398)	(575)
Total nonperforming consumer loans, end of period	18,768	19,147	19,478	20,456	20,854
Foreclosed properties	1,991	1,892	1,797	1,331	1,249
Total nonperforming consumer loans and foreclosed properties, end of period	$20,759	$21,039	$21,275	$21,787	$22,103

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$7,299	$8,105	$9,131	$9,836	$10,867
Additions to nonperforming loans and leases:
New nonaccrual loans and leases	1,084	1,231	1,042	1,299	1,820
Advances	20	18	52	67	102
Reductions in nonperforming loans and leases:
Paydowns and payoffs	(949)	(721)	(1,023)	(764)	(1,113)
Sales	(211)	(554)	(141)	(247)	(228)
Return to performing status (5)	(358)	(143)	(362)	(320)	(465)
Charge-offs (6)	(386)	(412)	(290)	(488)	(767)
Transfers to foreclosed properties	(128)	(205)	(241)	(200)	(304)
Transfers to loans held-for-sale	(34)	(20)	(63)	(52)	(76)
Total net reductions in nonperforming loans and leases	(962)	(806)	(1,026)	(705)	(1,031)
Total nonperforming commercial loans and leases, end of period	6,337	7,299	8,105	9,131	9,836
Foreclosed properties	612	721	678	725	725
Total nonperforming commercial loans, leases and foreclosed properties, end of period	$6,949	$8,020	$8,783	$9,856	$10,561

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 40.

(2)
Consumer loans may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and therefore are excluded from this table.

(4)	Includes U.S. small business commercial activity.

(5)
Commercial loans and leases may be restored to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

(6)	Business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    41

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Fourth Quarter 2011		Third Quarter 2011		Second Quarter 2011		First Quarter 2011		Fourth Quarter 2010
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$834	1.25%	$989	1.47%	$1,104	1.67%	$905	1.40%	$970	1.51%
Home equity	939	2.95	1,092	3.35	1,263	3.84	1,179	3.51	1,271	3.61
Discontinued real estate	22	0.76	24	0.80	26	0.84	20	0.61	11	0.35
U.S. credit card	1,432	5.55	1,639	6.28	1,931	7.29	2,274	8.39	2,572	9.05
Non-U.S. credit card	(36)	(0.89)	374	5.83	429	6.31	402	5.91	339	4.90
Direct/Indirect consumer	284	1.24	301	1.32	366	1.64	525	2.36	641	2.78
Other consumer	63	9.04	56	7.81	43	6.44	40	5.93	50	6.96
Total consumer	3,538	2.28	4,475	2.82	5,162	3.27	5,345	3.38	5,854	3.62
U.S. Commercial (2)	78	0.17	78	0.18	60	0.14	(21)	(0.05)	210	0.47
Commercial real estate	200	1.95	296	2.73	163	1.43	288	2.42	347	2.67
Commercial lease financing	32	0.59	(1)	(0.01)	(8)	(0.15)	1	0.02	20	0.38
Non-U.S. commercial	18	0.15	18	0.15	13	0.13	103	1.22	8	0.10
	328	0.44	391	0.54	228	0.32	371	0.54	585	0.83
U.S. small business commercial	188	5.55	220	6.36	275	7.78	312	8.68	344	9.13
Total commercial	516	0.66	611	0.81	503	0.68	683	0.94	929	1.25
Total net charge-offs	$4,054	1.74	$5,086	2.17	$5,665	2.44	$6,028	2.61	$6,783	2.87

By Business Segment
Deposits	$54	29.86%	$48	27.52%	$36	23.58%	$34	21.34%	$40	25.64%
Card Services	1,754	5.74	2,031	6.52	2,434	7.67	2,916	8.93	3,327	9.65
Consumer Real Estate Services	894	3.14	1,036	3.58	1,213	4.16	1,114	3.75	1,183	3.76
Global Commercial Banking	360	0.76	443	0.94	321	0.68	514	1.08	639	1.30
Global Banking & Markets	71	0.23	31	0.11	(9)	(0.03)	(3)	(0.01)	25	0.10
Global Wealth & Investment Management	113	0.44	135	0.52	129	0.50	88	0.36	131	0.52
All Other	808	1.17	1,362	1.89	1,541	2.15	1,365	1.92	1,438	2.02
Total net charge-offs	$4,054	1.74	$5,086	2.17	$5,665	2.44	$6,028	2.61	$6,783	2.87

(1)
Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

Net Charge-offs (Reserve Reduction)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$(1,654)
$(2,214)
$(2,410)
$(1,679)
$(1,120)
2.87%
2.61%
2.44%
2.17%
1.74%
$6,783
$6,028
$5,665
$5,086
$4,054
4Q10
1Q11
2Q11
3Q11
4Q11
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

This information is preliminary and based on company data available at the time of the presentation.    42

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Year Ended December 31
	2011		2010
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage	$3,832	1.45%	$3,670	1.49%
Home equity	4,473	3.42	6,781	4.65
Discontinued real estate	92	0.75	68	0.49
U.S. credit card	7,276	6.90	13,027	11.04
Non-U.S. credit card	1,169	4.86	2,207	7.88
Direct/Indirect consumer	1,476	1.64	3,336	3.45
Other consumer	202	7.32	261	8.89
Total consumer	18,520	2.94	29,350	4.51
U.S. Commercial (2)	195	0.11	881	0.50
Commercial real estate	947	2.13	2,017	3.37
Commercial lease financing	24	0.11	57	0.27
Non-U.S. commercial	152	0.36	111	0.39
	1,318	0.46	3,066	1.07
U.S. small business commercial	995	7.12	1,918	12.00
Total commercial	2,313	0.77	4,984	1.64
Total net charge-offs	$20,833	2.24	$34,334	3.60

By Business Segment
Deposits	$172	25.78%	$219	31.78%
Card Services	9,135	7.24	17,249	11.89
Consumer Real Estate Services	4,257	3.66	6,487	5.02
Global Commercial Banking	1,638	0.87	3,406	1.67
Global Banking & Markets	90	0.08	307	0.32
Global Wealth & Investment Management	465	0.46	477	0.48
All Other	5,076	1.79	6,189	2.20
Total net charge-offs	$20,833	2.24	$34,334	3.60

(1)
Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    43

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2011			September 30, 2011			December 31, 2010
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$5,935	17.57%	2.26%	$5,832	16.62%	2.19%	$5,082	12.14%	1.97%
Home equity	13,094	38.76	10.50	12,998	37.05	10.18	12,887	30.77	9.34
Discontinued real estate	2,050	6.07	18.48	1,902	5.42	16.48	1,283	3.06	9.79
U.S. credit card	6,322	18.71	6.18	6,780	19.33	6.59	10,876	25.97	9.56
Non-U.S.credit card	946	2.80	6.56	1,314	3.75	8.17	2,045	4.88	7.45
Direct/Indirect consumer	1,153	3.41	1.29	1,281	3.65	1.42	2,381	5.68	2.64
Other consumer	148	0.44	5.50	150	0.43	5.35	161	0.38	5.67
Total consumer	29,648	87.76	4.88	30,257	86.25	4.90	34,715	82.88	5.40
U.S. commercial (2)	2,441	7.23	1.26	2,627	7.49	1.36	3,576	8.54	1.88
Commercial real estate	1,349	3.99	3.41	1,860	5.30	4.55	3,137	7.49	6.35
Commercial lease financing	92	0.27	0.42	100	0.28	0.47	126	0.30	0.57
Non-U.S.commercial	253	0.75	0.46	238	0.68	0.49	331	0.79	1.03
Total commercial (3)	4,135	12.24	1.33	4,825	13.75	1.59	7,170	17.12	2.44
Allowance for loan and lease losses	33,783	100.00%	3.68	35,082	100.00%	3.81	41,885	100.00%	4.47
Reserve for unfunded lending commitments	714			790			1,188
Allowance for credit losses	$34,497			$35,872			$43,073

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (5)		3.68%			3.81%			4.47%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		2.86			3.02			3.94
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		135			133			136
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (4)		101			101			116
Allowance for loan and lease losses/Annualized net charge-offs (7)		2.10			1.74			1.56
Allowance for loan and lease losses/Annualized net charge-offs (excluding purchased credit-impaired loans) (4, 7)		1.57			1.33			1.32

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option for each loan and lease category. Loans accounted for under the fair value option include residential mortgage loans of $906 million and $1.3 billion and discontinued real estate loans of $1.3 billion and $3.4 billion at December 31, 2011 and September 30, 2011, respectively. They also include U.S. commercial loans of $2.2 billion, $1.9 billion and $1.6 billion, non-U.S. commercial loans of $4.4 billion, $4.5 billion and $1.7 billion, and commercial real estate loans of $0, $75 million and $79 million at December 31, 2011, September 30, 2011 and December 31, 2010, respectively.

(2)	Includes allowance for U.S. small business commercial loans of $893 million, $935 million and $1.5 billion at December 31, 2011, September 30, 2011 and December 31, 2010, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $545 million, $798 million and $1.1 billion at December 31, 2011, September 30, 2011 and December 31, 2010, respectively.

(4)	Excludes valuation allowance on Countrywide purchased credit-impaired loans of $8.5 billion, $8.2 billion and $6.4 billion at December 31, 2011, September 30, 2011 and December 31, 2010, respectively.

(5)
Total loans and leases do not include loans accounted for under the fair value option of $8.8 billion, $11.2 billion and $3.3 billion at December 31, 2011, September 30, 2011 and December 31, 2010, respectively.

(6)
Allowance for loan and lease losses includes $17.5 billion, $18.3 billion and $22.9 billion allocated to products (primarily Card Services portfolios and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at December 31, 2011, September 30, 2011 and December 31, 2010, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 65 percent, 63 percent and 62 percent at December 31, 2011, September 30, 2011 and December 31, 2010, respectively.

(7)
Excluding recoveries related to the bulk sale of previously charged-off U.K. credit card loans and home equity lien protection insurance, the ratio of the allowance for loan and lease losses to annualized net charge-offs would have been 1.92 and 1.44 (excluding purchased credit-impaired loans) for the quarter ended December 31, 2011.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    44

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield evaluates the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents ending common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total ending shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity (i.e., capital). In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.
In addition, the Corporation evaluates its business segment results based on return on average economic capital, a non-GAAP financial measure. Return on average economic capital for the segments is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents average allocated equity less goodwill and a percentage of intangible assets. It also believes the use of this non-GAAP financial measure provides additional clarity in assessing the segments.

In certain presentations, earnings and diluted earnings per common share, the efficiency ratio, return on average assets, return on common shareholders’ equity, return on average tangible common shareholders’ equity and return on average tangible shareholders’ equity are calculated excluding the impact of goodwill impairment charges of $581 million and $2.6 billion recorded in the fourth and second quarters of 2011, and $2.0 billion and $10.4 billion recorded in the fourth and third quarters of 2010. Accordingly, these are non-GAAP financial measures.

See the tables below and on pages 46-47 for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010 and the years ended December 31, 2011 and 2010. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$44,616	$51,523	$10,701	$10,490	$11,246	$12,179	$12,439
Fully taxable-equivalent adjustment	972	1,170	258	249	247	218	270
Net interest income on a fully taxable-equivalent basis	$45,588	$52,693	$10,959	$10,739	$11,493	$12,397	$12,709

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$93,454	$110,220	$24,888	$28,453	$13,236	$26,877	$22,398
Fully taxable-equivalent adjustment	972	1,170	258	249	247	218	270
Total revenue, net of interest expense on a fully taxable-equivalent basis	$94,426	$111,390	$25,146	$28,702	$13,483	$27,095	$22,668

Reconciliation of total noninterest expense to total noninterest expense, excluding goodwill impairment charges

Total noninterest expense	$80,274	$83,108	$19,522	$17,613	$22,856	$20,283	$20,864
Goodwill impairment charges	(3,184)	(12,400)	(581)	—	(2,603)	—	(2,000)
Total noninterest expense, excluding goodwill impairment charges	$77,090	$70,708	$18,941	$17,613	$20,253	$20,283	$18,864

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$(1,676)	$915	$441	$1,201	$(4,049)	$731	$(2,351)
Fully taxable-equivalent adjustment	972	1,170	258	249	247	218	270
Income tax expense (benefit) on a fully taxable-equivalent basis	$(704)	$2,085	$699	$1,450	$(3,802)	$949	$(2,081)

Reconciliation of net income (loss) to net income (loss), excluding goodwill impairment charges

Net income (loss)	$1,446	$(2,238)	$1,991	$6,232	$(8,826)	$2,049	$(1,244)
Goodwill impairment charges	3,184	12,400	581	—	2,603	—	2,000
Net income (loss), excluding goodwill impairment charges	$4,630	$10,162	$2,572	$6,232	$(6,223)	$2,049	$756

Reconciliation of net income (loss) applicable to common shareholders to net income (loss) applicable to common shareholders, excluding goodwill impairment charges

Net income (loss) applicable to common shareholders	$85	$(3,595)	$1,584	$5,889	$(9,127)	$1,739	$(1,565)
Goodwill impairment charges	3,184	12,400	581	—	2,603	—	2,000
Net income (loss) applicable to common shareholders, excluding goodwill impairment charges	$3,269	$8,805	$2,165	$5,889	$(6,524)	$1,739	$435

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    45

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Common shareholders’ equity	$211,709	$212,686	$209,324	$204,928	$218,505	$214,206	$218,728
Common Equivalent Securities	—	2,900	—	—	—	—	—
Goodwill	(72,334)	(82,600)	(70,647)	(71,070)	(73,748)	(73,922)	(75,584)
Intangible assets (excluding mortgage servicing rights)	(9,180)	(10,985)	(8,566)	(9,005)	(9,394)	(9,769)	(10,211)
Related deferred tax liabilities	2,898	3,306	2,775	2,852	2,932	3,035	3,121
Tangible common shareholders’ equity	$133,093	$125,307	$132,886	$127,705	$138,295	$133,550	$136,054

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Shareholders’ equity	$229,095	$233,235	$228,235	$222,410	$235,067	$230,769	$235,525
Goodwill	(72,334)	(82,600)	(70,647)	(71,070)	(73,748)	(73,922)	(75,584)
Intangible assets (excluding mortgage servicing rights)	(9,180)	(10,985)	(8,566)	(9,005)	(9,394)	(9,769)	(10,211)
Related deferred tax liabilities	2,898	3,306	2,775	2,852	2,932	3,035	3,121
Tangible shareholders’ equity	$150,479	$142,956	$151,797	$145,187	$154,857	$150,113	$152,851

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity

Common shareholders’ equity	$211,704	$211,686	$211,704	$210,772	$205,614	$214,314	$211,686
Goodwill	(69,967)	(73,861)	(69,967)	(70,832)	(71,074)	(73,869)	(73,861)
Intangible assets (excluding mortgage servicing rights)	(8,021)	(9,923)	(8,021)	(8,764)	(9,176)	(9,560)	(9,923)
Related deferred tax liabilities	2,702	3,036	2,702	2,777	2,853	2,933	3,036
Tangible common shareholders’ equity	$136,418	$130,938	$136,418	$133,953	$128,217	$133,818	$130,938

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity

Shareholders’ equity	$230,101	$228,248	$230,101	$230,252	$222,176	$230,876	$228,248
Goodwill	(69,967)	(73,861)	(69,967)	(70,832)	(71,074)	(73,869)	(73,861)
Intangible assets (excluding mortgage servicing rights)	(8,021)	(9,923)	(8,021)	(8,764)	(9,176)	(9,560)	(9,923)
Related deferred tax liabilities	2,702	3,036	2,702	2,777	2,853	2,933	3,036
Tangible shareholders’ equity	$154,815	$147,500	$154,815	$153,433	$144,779	$150,380	$147,500

Reconciliation of period-end assets to period-end tangible assets

Assets	$2,129,046	$2,264,909	$2,129,046	$2,219,628	$2,261,319	$2,274,532	$2,264,909
Goodwill	(69,967)	(73,861)	(69,967)	(70,832)	(71,074)	(73,869)	(73,861)
Intangible assets (excluding mortgage servicing rights)	(8,021)	(9,923)	(8,021)	(8,764)	(9,176)	(9,560)	(9,923)
Related deferred tax liabilities	2,702	3,036	2,702	2,777	2,853	2,933	3,036
Tangible assets	$2,053,760	$2,184,161	$2,053,760	$2,142,809	$2,183,922	$2,194,036	$2,184,161

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    46

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010
	2011	2010
Reconciliation of return on average economic capital

Deposits

Reported net income (loss)	$1,192	$1,362	$141	$276	$424	$351	$(200)
Adjustment related to intangibles (1)	3	10	2	1	(1)	1	2
Adjusted net income (loss)	$1,195	$1,372	$143	$277	$423	$352	$(198)

Average allocated equity	$23,735	$24,222	$23,862	$23,820	$23,612	$23,641	$24,128
Adjustment related to goodwill and a percentage of intangibles	(17,949)	(17,975)	(17,939)	(17,947)	(17,950)	(17,958)	(17,967)
Average economic capital	$5,786	$6,247	$5,923	$5,873	$5,662	$5,683	$6,161

Card Services

Reported net income (loss)	$5,788	$(6,980)	$1,022	$1,263	$1,939	$1,564	$1,289
Adjustment related to intangibles (1)	17	70	5	4	3	5	15
Goodwill impairment charge	—	10,400	—	—	—	—	—
Adjusted net income	$5,805	$3,490	$1,027	$1,267	$1,942	$1,569	$1,304

Average allocated equity	$21,128	$32,418	$20,610	$20,755	$21,016	$22,152	$23,518
Adjustment related to goodwill and a percentage of intangibles	(10,589)	(17,644)	(10,549)	(10,561)	(10,606)	(10,640)	(10,672)
Average economic capital	$10,539	$14,774	$10,061	$10,194	$10,410	$11,512	$12,846

Consumer Real Estate Services

Reported net loss	$(19,529)	$(8,947)	$(1,459)	$(1,137)	$(14,519)	$(2,414)	$(4,937)
Adjustment related to intangibles (1)	—	3	—	—	—	—	—
Goodwill impairment charges	2,603	2,000	—	—	2,603	—	2,000
Adjusted net loss	$(16,926)	$(6,944)	$(1,459)	$(1,137)	$(11,916)	$(2,414)	$(2,937)

Average allocated equity	$16,202	$26,016	$14,757	$14,240	$17,139	$18,736	$24,310
Adjustment related to goodwill and a percentage of intangibles	(1,350)	(4,802)	—	—	(2,702)	(2,742)	(4,799)
Average economic capital	$14,852	$21,214	$14,757	$14,240	$14,437	$15,994	$19,511

Global Commercial Bank

Reported net income	$4,402	$3,218	$1,048	$1,050	$1,381	$923	$1,053
Adjustment related to intangibles (1)	2	5	—	—	1	1	1
Adjusted net income	$4,404	$3,223	$1,048	$1,050	$1,382	$924	$1,054

Average allocated equity	$40,867	$43,590	$40,718	$40,726	$40,522	$41,512	$42,997
Adjustment related to goodwill and a percentage of intangibles	(20,695)	(20,684)	(20,692)	(20,689)	(20,697)	(20,700)	(20,703)
Average economic capital	$20,172	$22,906	$20,026	$20,037	$19,825	$20,812	$22,294

Global Banking and Markets

Reported net income (loss)	$2,967	$6,297	$(433)	$(302)	$1,559	$2,143	$669
Adjustment related to intangibles (1)	17	19	4	5	4	4	4
Adjusted net income (loss)	$2,984	$6,316	$(429)	$(297)	$1,563	$2,147	$673

Average allocated equity	$37,233	$50,037	$33,707	$36,372	$37,458	$41,491	$46,935
Adjustment related to goodwill and a percentage of intangibles	(10,650)	(10,106)	(10,958)	(10,783)	(10,474)	(10,379)	(10,240)
Average economic capital	$26,583	$39,931	$22,749	$25,589	$26,984	$31,112	$36,695

Global Wealth and Investment Management

Reported net income	$1,635	$1,340	$249	$347	$506	$533	$319
Adjustment related to intangibles (1)	30	86	7	7	7	9	20
Adjusted net income	$1,665	$1,426	$256	$354	$513	$542	$339

Average allocated equity	$17,802	$18,068	$17,860	$17,839	$17,574	$17,938	$18,227
Adjustment related to goodwill and a percentage of intangibles	(10,696)	(10,778)	(10,664)	(10,691)	(10,706)	(10,728)	(10,752)
Average economic capital	$7,106	$7,290	$7,196	$7,148	$6,868	$7,210	$7,475

(1)	Represents cost of funds and earnings credit on intangibles.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.    47